Exhibi 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q16

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Citicorp Regional Average Assets and ROA	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking (GCB)	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Citi Holdings
Income Statement and Balance Sheet Data	19
Consumer Key Indicators	20 - 21

Citigroup Supplemental Detail
Average Balances and Interest Rates	22
Deposits	23
Loans
Citicorp	24
Citi Holdings / Total Citigroup	25
Consumer Loan Delinquency Amounts and Ratios
90+ Days	26
30-89 Days	27
Allowance for Credit Losses
Total Citigroup	28
Consumer and Corporate	29 - 30
Components of Provision for Loan Losses
Citicorp	31
Citi Holdings / Total Citigroup	32
Non-Accrual Assets
Total Citigroup	33
Citicorp	34
Citi Holdings	35

Regulatory Capital Ratios and TCE & TBV Reconciliation	36

(1)           Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

Total Revenues, Net of Interest Expense	$18,456	$17,555	$17,548	$17,760	$17,012	(4)%	(8)%	$76,354	$69,875	(8)%
Total Operating Expenses	11,134	10,523	10,369	10,404	10,120	(3)%	(9)%	43,615	41,416	(5)%
Net Credit Losses (NCLs)	1,762	1,724	1,616	1,525	1,696	11%	(4)%	7,302	6,561	(10)%
Credit Reserve Build / (Release)	494	162	(226)	221	31	(86)%	(94)%	(194)	188	NM
Provision / (Release) for Unfunded Lending Commitments	94	71	(30)	(45)	33	NM	(65)%	74	29	(61)%
Provision for Benefits and Claims	164	88	49	35	32	(9)%	(80)%	731	204	(72)%
Provisions for Credit Losses and for Benefits and Claims	$2,514	$2,045	$1,409	$1,736	$1,792	3%	(29)%	$7,913	$6,982	(12)%
Income from Continuing Operations before Income Taxes	$4,808	$4,987	$5,770	$5,620	$5,100	(9)%	6%	$24,826	$21,477	(13)%
Income Taxes (benefits)	1,403	1,479	1,723	1,733	1,509	(13)%	8%	7,440	6,444	(13)%
Income from Continuing Operations	$3,405	$3,508	$4,047	$3,887	$3,591	(8)%	5%	$17,386	$15,033	(14)%
Income (Loss) from Discontinued Operations, net of Taxes	(45)	(2)	(23)	(30)	(3)	90%	93%	(54)	(58)	(7)%
Net Income before Noncontrolling Interests	$3,360	$3,506	$4,024	$3,857	$3,588	(7)%	7%	$17,332	$14,975	(14)%
Net Income Attributable to Noncontrolling Interests	25	5	26	17	15	(12)%	(40)%	90	63	(30)%
Citigroup’s Net Income	$3,335	$3,501	$3,998	$3,840	$3,573	(7)%	7%	$17,242	$14,912	(14)%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.03	$1.11	$1.25	$1.25	$1.14	(9)%	11%	$5.42	$4.74	(13)%
Citigroup’s Net Income	$1.02	$1.10	$1.24	$1.24	$1.14	(8)%	12%	$5.40	$4.72	(13)%
Shares (in millions):
Average Basic	2,968.3	2,943.0	2,915.8	2,879.9	2,813.8	(2)%	(5)%	3,004.0	2,888.1	(4)%
Average Diluted	2,969.5	2,943.1	2,915.9	2,880.1	2,814.2	(2)%	(5)%	3,007.7	2,888.3	(4)%
Common Shares Outstanding, at period end	2,953.3	2,934.9	2,905.4	2,849.7	2,772.4	(3)%	(6)%

Preferred Dividends - Basic	$265	$210	$322	$225	$320	42%	21%	$769	$1,077	40%
Preferred Dividends - Diluted	$265	$210	$322	$225	$320	42%	21%	$769	$1,077	40%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$3,072	$3,253	$3,645	$3,592	$3,207	(11)%	4%	$16,302	$13,698	(16)%
Citigroup’s Net Income	$3,028	$3,251	$3,623	$3,562	$3,204	(10)%	6%	$16,249	$13,640	(16)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$3,072	$3,253	$3,645	$3,592	$3,207	(11)%	4%	$16,302	$13,698	(16)%
Citigroup’s Net Income	$3,028	$3,251	$3,623	$3,562	$3,204	(10)%	6%	$16,249	$13,640	(16)%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	12.07%	12.34%	12.53%	12.63%	12.5%
Tier 1 Capital Ratio (1) (2)	13.49%	13.81%	14.12%	14.23%	14.2%
Total Capital Ratio (1) (2)	15.30%	15.71%	16.13%	16.34%	16.2%
Supplementary Leverage Ratio (2) (3)	7.08%	7.44%	7.48%	7.40%	7.2%
Return on Average Assets	0.74%	0.79%	0.89%	0.83%	0.78%			0.95%	0.82%
Return on Average Common Equity	5.9%	6.4%	7.0%	6.8%	6.2%			8.1%	6.6%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	60%	60%	59%	59%	59%			57%	59%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,731.2	$1,801.0	$1,818.8	$1,818.1	$1,792.1	(1)%	4%
Total Average Assets	1,784.3	1,777.6	1,807.3	1,830.2	1,819.8	(1)%	2%	$1,823.9	$1,808.7	(1)%
Total Deposits	907.9	934.6	937.9	940.3	929.4	(1)%	2%
Citigroup’s Stockholders’ Equity	221.9	227.5	231.9	231.6	225.1	(3)%	1%
Book Value Per Share	69.46	71.47	73.19	74.51	74.26	—	7%
Tangible Book Value Per Share (4)	60.61	62.58	63.53	64.71	64.57	—	7%

Direct Staff (in thousands)	231	225	220	220	219	—	(5)%

(1)

Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework. For the composition of Citi’s Common Equity Tier 1 Capital and ratio, see page 36.

(2)	December 31, 2016 ratios are preliminary.
(3)	Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure. For the composition of Citi’s SLR, see page 36.
(4)	Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 36.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)
Revenues
Interest revenue	$14,364	$14,167	$14,356	$14,653	$14,439	(1)%	1%	$58,551	$57,615	(2)%
Interest expense	2,901	2,940	3,120	3,174	3,277	3%	13%	11,921	12,511	5%
Net interest revenue	11,463	11,227	11,236	11,479	11,162	(3)%	(3)%	46,630	45,104	(3)%

Commissions and fees	2,752	2,463	2,725	2,644	2,689	2%	(2)%	11,848	10,521	(11)%
Principal transactions	537	1,840	1,816	2,238	1,691	(24)%	NM	6,008	7,585	26%
Administrative and other fiduciary fees	821	811	878	862	813	(6)%	(1)%	3,648	3,364	(8)%
Realized gains (losses) on investments	41	186	200	287	275	(4)%	NM	682	948	39%
Other-than-temporary impairment losses on investments and other assets	(70)	(465)	(118)	(32)	(5)	84%	93%	(265)	(620)	NM
Insurance premiums	402	264	217	184	171	(7)%	(57)%	1,845	836	(55)%
Other revenue	2,510	1,229	594	98	216	NM	(91)%	5,958	2,137	(64)%
Total non-interest revenues	6,993	6,328	6,312	6,281	5,850	(7)%	(16)%	29,724	24,771	(17)%
Total revenues, net of interest expense	18,456	17,555	17,548	17,760	17,012	(4)%	(8)%	76,354	69,875	(8)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,762	1,724	1,616	1,525	1,696	11%	(4)%	7,302	6,561	(10)%
Credit reserve build / (release)	494	162	(226)	221	31	(86)%	(94)%	(194)	188	NM
Provision for loan losses	2,256	1,886	1,390	1,746	1,727	(1)%	(23)%	7,108	6,749	(5)%
Provision for Policyholder benefits and claims	164	88	49	35	32	(9)%	(80)%	731	204	(72)%
Provision for unfunded lending commitments	94	71	(30)	(45)	33	NM	(65)%	74	29	(61)%
Total provisions for credit losses and for benefits and claims	2,514	2,045	1,409	1,736	1,792	3%	(29)%	7,913	6,982	(12)%

Operating Expenses
Compensation and benefits	5,445	5,556	5,229	5,203	4,982	(4)%	(9)%	21,769	20,970	(4)%
Premises and Equipment	710	651	642	624	625	—	(12)%	2,878	2,542	(12)%
Technology / communication expense	1,697	1,649	1,657	1,694	1,685	(1)%	(1)%	6,581	6,685	2%
Advertising and marketing expense	371	390	433	403	406	1%	9%	1,547	1,632	5%
Other operating	2,911	2,277	2,408	2,480	2,422	(2)%	(17)%	10,840	9,587	(12)%
Total operating expenses	11,134	10,523	10,369	10,404	10,120	(3)%	(9)%	43,615	41,416	(5)%

Income from Continuing Operations before Income Taxes	4,808	4,987	5,770	5,620	5,100	(9)%	6%	24,826	21,477	(13)%
Provision (benefits) for income taxes	1,403	1,479	1,723	1,733	1,509	(13)%	8%	7,440	6,444	(13)%
Income from Continuing Operations	3,405	3,508	4,047	3,887	3,591	(8)%	5%	17,386	15,033	(14)%
Discontinued Operations
Income (Loss) from Discontinued Operations	(69)	(3)	(36)	(37)	(4)	89%	94%	(83)	(80)	4%
Gain (Loss) on Sale	—	—	—	—	—	—	—	—	—	—
Provision (benefits) for income taxes	(24)	(1)	(13)	(7)	(1)	86%	96%	(29)	(22)	24%
Income (Loss) from Discontinued Operations, net of taxes	(45)	(2)	(23)	(30)	(3)	90%	93%	(54)	(58)	(7)%

Net Income before Noncontrolling Interests	3,360	3,506	4,024	3,857	3,588	(7)%	7%	17,332	14,975	(14)%

Net Income attributable to noncontrolling interests	25	5	26	17	15	(12)%	(40)%	90	63	(30)%
Citigroup’s Net Income	$3,335	$3,501	$3,998	$3,840	$3,573	(7)%	7%	$17,242	$14,912	(14)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						4Q16 Increase/
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2015	2016	2016	2016	2016 (1)	3Q16	4Q15
Assets
Cash and due from banks (including segregated cash and other deposits)	$20,900	$22,240	$22,140	$23,419	$23,043	(2)%	10%
Deposits with banks	112,197	136,049	127,993	132,571	137,451	4%	23%
Fed funds sold and securities borr’d or purch under agree. to resell	219,675	225,093	228,683	236,045	236,813	—	8%
Brokerage receivables	27,683	35,261	36,851	36,112	28,887	(20)%	4%
Trading account assets	241,215	265,499	263,174	254,627	243,925	(4)%	1%
Investments
Available-for-sale and non-marketable equity securities	306,740	316,362	320,390	316,352	307,637	(3)%	—
Held-to-maturity	36,215	36,890	35,903	38,588	45,667	18%	26%
Total Investments	342,955	353,252	356,293	354,940	353,304	—	3%
Loans, net of unearned income
Consumer	325,785	317,900	326,419	328,702	325,366	(1)%	—
Corporate	291,832	300,924	307,096	309,733	299,003	(3)%	2%
Loans, net of unearned income	617,617	618,824	633,515	638,435	624,369	(2)%	1%
Allowance for loan losses	(12,626)	(12,712)	(12,304)	(12,439)	(12,060)	3%	4%
Total loans, net	604,991	606,112	621,211	625,996	612,309	(2)%	1%
Goodwill	22,349	22,575	22,496	22,539	21,659	(4)%	(3)%
Intangible assets (other than MSRs)	3,721	3,493	5,521	5,358	5,114	(5)%	37%
Mortgage servicing rights (MSRs)	1,781	1,524	1,324	1,270	1,564	23%	(12)%
Other assets	133,743	129,869	133,085	125,240	128,008	2%	(4)%
Total assets	$1,731,210	$1,800,967	$1,818,771	$1,818,117	$1,792,077	(1)%	4%

Liabilities
Non-interest-bearing deposits in U.S. offices	$139,249	$138,153	$140,145	$141,899	$136,698	(4)%	(2)%
Interest-bearing deposits in U.S. offices	280,234	284,969	295,589	288,094	300,972	4%	7%
Total U.S. Deposits	419,483	423,122	435,734	429,993	437,670	2%	4%
Non-interest-bearing deposits in offices outside the U.S.	71,577	77,865	76,574	75,956	77,616	2%	8%
Interest-bearing deposits in offices outside the U.S.	416,827	433,604	425,544	434,303	414,120	(5)%	(1)%
Total International Deposits	488,404	511,469	502,118	510,259	491,736	(4)%	1%

Total deposits	907,887	934,591	937,852	940,252	929,406	(1)%	2%
Fed funds purch and securities loaned or sold under agree. to repurch.	146,496	157,208	158,001	153,124	141,821	(7)%	(3)%
Brokerage payables	53,722	58,257	62,054	61,921	57,152	(8)%	6%
Trading account liabilities	117,512	136,146	136,307	131,649	139,045	6%	18%
Short-term borrowings	21,079	20,893	18,408	29,527	30,701	4%	46%
Long-term debt	201,275	207,835	207,448	209,051	206,178	(1)%	2%
Other liabilities (2)	60,147	57,276	65,680	59,903	61,631	3%	2%
Total liabilities	$1,508,118	$1,572,206	$1,585,750	$1,585,427	$1,565,934	(1)%	4%

Equity
Stockholders’ equity
Preferred stock	$16,718	$17,753	$19,253	$19,253	$19,253	—	15%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	108,288	107,590	107,730	107,875	108,042	—	—
Retained earnings	133,841	136,998	140,527	143,678	146,477	2%	9%
Treasury stock	(7,677)	(8,224)	(9,538)	(12,069)	(16,302)	(35)%	NM
Accumulated other comprehensive income (loss)	(29,344)	(26,626)	(26,115)	(27,193)	(32,381)	(19)%	(10)%
Total common equity	$205,139	$209,769	$212,635	$212,322	$205,867	(3)%	—

Total Citigroup stockholders’ equity	$221,857	$227,522	$231,888	$231,575	$225,120	(3)%	1%
Noncontrolling interests	1,235	1,239	1,133	1,115	1,023	(8)%	(17)%
Total equity	223,092	228,761	233,021	232,690	226,143	(3)%	1%
Total liabilities and equity	$1,731,210	$1,800,967	$1,818,771	$1,818,117	$1,792,077	(1)%	4%

(1)                                 Preliminary.

(2)                                 Includes allowance for credit losses for unfunded lending commitments. See page 28 for amounts by period.

NM                           Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

CITICORP
Global Consumer Banking
North America	$4,870	$4,874	$4,756	$5,212	$5,114	(2)%	5%	$19,718	$19,956	1%
Latin America	1,361	1,241	1,248	1,257	1,223	(3)%	(10)%	5,770	4,969	(14)%
Asia (1)	1,644	1,655	1,729	1,758	1,696	(4)%	3%	7,007	6,838	(2)%
Total	7,875	7,770	7,733	8,227	8,033	(2)%	2%	32,495	31,763	(2)%

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	2,779	3,046	3,478	3,276	3,017	(8)%	9%	12,822	12,817	—
EMEA	2,132	2,207	2,615	2,554	2,653	4%	24%	9,826	10,029	2%
Latin America	970	975	1,033	1,009	1,009	—	4%	4,043	4,026	—
Asia	1,614	1,808	1,720	1,789	1,661	(7)%	3%	7,031	6,978	(1)%
Total	7,495	8,036	8,846	8,628	8,340	(3)%	11%	33,722	33,850	—

Corporate / Other	107	274	126	28	(18)	NM	NM	908	410	(55)%

Total Citicorp (Ex-CVA/DVA) (2)	15,477	16,080	16,705	16,883	16,355	(3)%	6%	67,125	66,023	(2)%

Total Citi Holdings (Ex-CVA/DVA) (2)	3,160	1,475	843	877	657	(25)%	(79)%	8,975	3,852	(57)%

Total Citigroup - Net Revenues (Ex-CVA/DVA) (2)	$18,637	$17,555	$17,548	$17,760	$17,012	(4)%	(9)%	76,100	69,875	(8)%

CVA/DVA for Periods Prior to 1Q16 (2)	(181)	—	—	—	—	—	100%	254	—	(100)%

Total Citigroup - Net Revenues	$18,456	$17,555	$17,548	$17,760	$17,012	(4)%	(8)%	$76,354	$69,875	(8)%

(1)                                 Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)                                 Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; Funding Valuation Adjustments (FVA) on derivatives; and Debt Valuation Adjustments (DVA) on Citigroup’s fair value option liabilities (collectively referred to as CVA/DVA). Effective January 1, 2016, Citigroup early adopted on a prospective basis the amendment in ASU No. 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, related to the presentation of DVA on fair value option liabilities. Accordingly, beginning in the first quarter of 2016, the portion of the change in fair value of these liabilities related to changes in Citigroup’s own credit spreads (DVA) are reflected as a component of Accumulated Other Comprehensive Income (AOCI); previously these amounts were recognized in Citigroup’s revenues and net income. In the tables above and on pages 5, 16 and 17, results for all periods prior to the first quarter of 2016 exclude the impact of CVA/DVA, as applicable, for consistency with the current period’s presentation. Citigroup’s results of operations excluding the impact of CVA/DVA in such periods are non-GAAP financial measures.

NM                            Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$993	$860	$842	$811	$843	4%	(15)%	$4,311	$3,356	(22)%
Latin America	152	156	184	167	162	(3)%	7%	868	669	(23)%
Asia (1)	217	215	297	310	261	(16)%	20%	1,197	1,083	(10)%
Total	1,362	1,231	1,323	1,288	1,266	(2)%	(7)%	6,376	5,108	(20)%

Institutional Clients Group (Ex-CVA/DVA) (2)
North America	517	584	1,059	1,119	916	(18)%	77%	3,417	3,678	8%
EMEA	231	399	720	680	677	—	NM	2,255	2,476	10%
Latin America	190	337	396	396	352	(11)%	85%	1,388	1,481	7%
Asia	441	639	540	577	537	(7)%	22%	2,297	2,293	—
Total	1,379	1,959	2,715	2,772	2,482	(10)%	80%	9,357	9,928	6%

Corporate / Other	101	(29)	(89)	(247)	(244)	1%	NM	496	(609)	NM

Total Citicorp (Ex-CVA/DVA) (2)	2,842	3,161	3,949	3,813	3,504	(8)%	23%	16,229	14,427	(11)%

Total Citi Holdings (Ex-CVA/DVA) (2)	677	347	98	74	87	18%	(87)%	995	606	(39)%

Income From Continuing Operations - Ex-CVA/DVA (2)	3,519	3,508	4,047	3,887	3,591	(8)%	2%	17,224	15,033	(13)%

Discontinued Operations	(45)	(2)	(23)	(30)	(3)	90%	93%	(54)	(58)	(7)%

Net Income Attributable to Noncontrolling Interests	25	5	26	17	15	(12)%	(40)%	90	63	(30)%

Citigroup’s Net Income - Ex-CVA/DVA (2)	$3,449	$3,501	$3,998	$3,840	$3,573	(7)%	4%	$17,080	$14,912	(13)%

CVA/DVA (after-tax) for Periods Prior to 1Q16 (2)	(114)	—	—	—	—	—	100%	162	—	(100)%

Total Citigroup - Net Income	$3,335	$3,501	$3,998	$3,840	$3,573	(7)%	7%	$17,242	$14,912	(14)%

Citicorp - Average Assets
North America	$887	$904	$921	$942	$960	2%	8%	$882	$932	6%
EMEA (1)	300	301	312	316	308	(3)%	3%	315	309	(2)%
Latin America	141	137	139	136	134	(1)%	(5)%	143	137	(4)%
Asia (1)	308	307	315	325	318	(2)%	3%	310	316	2%
Corporate / Other	51	51	49	47	42	(11)%	(18)%	55	47	(15)%
Total	$1,687	$1,700	$1,736	$1,766	$1,762	—	4%	$1,705	$1,741	2%

Citicorp - Return on Average Assets (ROA)(Ex-CVA/DVA) (2) (3)
North America	0.68%	0.64%	0.83%	0.81%	0.73%			0.88%	0.75%
EMEA (1)	0.29%	0.52%	0.91%	0.84%	0.86%			0.70%	0.79%
Latin America	0.95%	1.44%	1.68%	1.64%	1.52%			1.57%	1.57%
Asia (1)	0.85%	1.12%	1.07%	1.08%	1.00%			1.13%	1.07%
Corporate/Other	0.38%	(0.18)%	(0.94)%	(2.30)%	(2.36)%			0.77%	(1.40)%
Total	0.65%	0.75%	0.90%	0.85%	0.79%			0.94%	0.82%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	See footnote 2 on page 4.
(3)

For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)
Revenues
Net interest revenue	$10,616	$10,630	$10,687	$10,997	$10,752	(2)%	1%	$42,173	$43,066	2%
Non-interest revenue	4,675	5,450	6,018	5,886	5,603	(5)%	20%	25,221	22,957	(9)%
Total revenues, net of interest expense	15,291	16,080	16,705	16,883	16,355	(3)%	7%	67,394	66,023	(2)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,501	1,581	1,514	1,396	1,637	17%	9%	5,966	6,128	3%
Credit reserve build / (release)	421	193	(2)	343	109	(68)%	(74)%	261	643	NM
Provision for loan losses	1,922	1,774	1,512	1,739	1,746	—	(9)%	6,227	6,771	9%
Provision for benefits and claims	30	28	20	25	32	28%	7%	107	105	(2)%
Provision for unfunded lending commitments	95	73	(25)	(45)	34	NM	(64)%	97	37	(62)%
Total provisions for credit losses and for benefits and claims	2,047	1,875	1,507	1,719	1,812	5%	(11)%	6,431	6,913	7%

Total operating expenses	9,684	9,695	9,511	9,578	9,461	(1)%	(2)%	38,044	38,245	1%

Income from Continuing Operations before Income Taxes	3,560	4,510	5,687	5,586	5,082	(9)%	43%	22,919	20,865	(9)%
Provision for income taxes	835	1,349	1,738	1,773	1,578	(11)%	89%	6,518	6,438	(1)%

Income from Continuing Operations	2,725	3,161	3,949	3,813	3,504	(8)%	29%	16,401	14,427	(12)%

Income (loss) from Discontinued Operations, net of taxes	(45)	(2)	(23)	(30)	(3)	90%	93%	(54)	(58)	(7)%

Noncontrolling interests	15	4	21	17	15	(12)%	—	79	57	(28)%
Citicorp’s Net Income	$2,665	$3,155	$3,905	$3,766	$3,486	(7)%	31%	$16,268	$14,312	(12)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,650	$1,728	$1,753	$1,757	$1,738	(1)%	5%

Average Assets	$1,687	$1,700	$1,736	$1,766	$1,762	—	4%	$1,705	$1,741	2%
Return on Average Assets	0.63%	0.75%	0.90%	0.85%	0.79%			0.95%	0.82%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	63%	60%	57%	57%	58%			56%	58%
Total EOP Loans	$569	$573	$592	$599	$591	(1)%	4%
Total EOP Deposits	$898	$925	$932	$934	$927	(1)%	3%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

Net Interest Revenue	$6,547	$6,406	$6,364	$6,770	$6,719	(1)%	3%	$25,984	$26,259	1%
Non-Interest Revenue	1,328	1,364	1,369	1,457	1,314	(10)%	(1)%	6,511	5,504	(15)%
Total Revenues, Net of Interest Expense	7,875	7,770	7,733	8,227	8,033	(2)%	2%	32,495	31,763	(2)%
Total Operating Expenses	4,346	4,408	4,304	4,440	4,364	(2)%	—	17,220	17,516	2%
Net Credit Losses	1,405	1,370	1,373	1,351	1,518	12%	8%	5,752	5,612	(2)%
Credit Reserve Build / (Release)	(44)	85	24	436	162	(63)%	NM	(393)	707	NM
Provision for Unfunded Lending Commitments	6	2	8	(3)	(4)	(33)%	NM	3	3	—
Provision for Benefits and Claims	30	28	20	25	32	28%	7%	107	105	(2)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,397	1,485	1,425	1,809	1,708	(6)%	22%	5,469	6,427	18%
Income from Continuing Operations before Taxes	2,132	1,877	2,004	1,978	1,961	(1)%	(8)%	9,806	7,820	(20)%
Income Taxes	770	646	681	690	695	1%	(10)%	3,430	2,712	(21)%
Income from Continuing Operations	1,362	1,231	1,323	1,288	1,266	(2)%	(7)%	6,376	5,108	(20)%
Noncontrolling Interests	1	2	1	3	1	(67)%	—	10	7	(30)%
Net Income	$1,361	$1,229	$1,322	$1,285	$1,265	(2)%	(7)%	$6,366	$5,101	(20)%
Average Assets (in billions of dollars)	$379	$378	$388	$410	$411	—	8%	$379	$397	5%
Return on Average Assets (ROA)	1.42%	1.31%	1.37%	1.25%	1.22%			1.68%	1.28%
Efficiency Ratio	55%	57%	56%	54%	54%			53%	55%

Net Credit Losses as a % of Average Loans	2.04%	2.03%	2.02%	1.87%	2.10%			2.11%	2.00%

Revenue by Business
Retail Banking	$3,280	$3,216	$3,272	$3,361	$3,190	(5)%	(3)%	$13,865	$13,039	(6)%
Cards (1)	4,595	4,554	4,461	4,866	4,843	—	5%	18,630	18,724	1%
Total	$7,875	$7,770	$7,733	$8,227	$8,033	(2)%	2%	$32,495	$31,763	(2)%

Net Credit Losses by Business
Retail Banking	$295	$220	$242	$259	$288	11%	(2)%	$1,058	$1,009	(5)%
Cards (1)	1,110	1,150	1,131	1,092	1,230	13%	11%	4,694	4,603	(2)%
Total	$1,405	$1,370	$1,373	$1,351	$1,518	12%	8%	$5,752	$5,612	(2)%

Income from Continuing Operations by Business
Retail Banking	$313	$317	$489	$478	$353	(26)%	13%	$2,015	$1,637	(19)%
Cards (1)	1,049	914	834	810	913	13%	(13)%	4,361	3,471	(20)%
Total	$1,362	$1,231	$1,323	$1,288	$1,266	(2)%	(7)%	$6,376	$5,108	(20)%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$7,875	$7,770	$7,733	$8,227	$8,033	(2)%	2%	$32,495	$31,763	(2)%
Impact of FX Translation (2)	(234)	(133)	(141)	(93)	—			(1,003)	—
Total Revenues - Ex-FX (2)	$7,641	$7,637	$7,592	$8,134	$8,033	(1)%	5%	$31,492	$31,763	1%

Total Operating Expenses - as Reported	$4,346	$4,408	$4,304	$4,440	$4,364	(2)%	—	$17,220	$17,516	2%
Impact of FX Translation (2)	(109)	(62)	(72)	(51)	—			(465)	—
Total Operating Expenses - Ex-FX (2)	$4,237	$4,346	$4,232	$4,389	$4,364	(1)%	3%	$16,755	$17,516	5%

Total Provisions for LLR & PBC - as Reported	$1,397	$1,485	$1,425	$1,809	$1,708	(6)%	22%	$5,469	$6,427	18%
Impact of FX Translation (2)	(53)	(35)	(28)	(18)	—			(213)	—
Total Provisions for LLR & PBC - Ex-FX (2)	$1,344	$1,450	$1,397	$1,791	$1,708	(5)%	27%	$5,256	$6,427	22%

Net Income - as Reported	$1,361	$1,229	$1,322	$1,285	$1,265	(2)%	(7)%	$6,366	$5,101	(20)%
Impact of FX Translation (2)	(60)	(28)	(30)	(17)	—			(242)	—
Net Income - Ex-FX (2)	$1,301	$1,201	$1,292	$1,268	$1,265	—	(3)%	$6,124	$5,101	(17)%

(1)         Includes both Citi-Branded Cards and Citi Retail Services.

(2)         Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,785	2,703	2,681	2,679	2,649	(1)%	(5)%
Accounts (in millions)	56.2	55.9	56.3	56.3	54.5	(3)%	(3)%
Average Deposits	$295.2	$295.6	$298.9	$302.7	$302.6	—	3%
Investment Sales	$17.3	$16.4	$18.8	$19.5	$18.6	(5)%	8%
Investment Assets under Management (AUMs)	$140.0	$139.6	$139.9	$140.9	$137.5	(2)%	(2)%
Average Loans	$141.2	$139.9	$141.4	$142.3	$138.4	(3)%	(2)%
EOP Loans:
Mortgages	$80.2	$82.2	$81.6	$81.4	$79.4	(2)%	(1)%
Commercial Banking	31.8	32.1	32.6	33.5	32.3	(4)%	2%
Personal and Other	28.7	28.0	27.6	27.0	24.9	(8)%	(13)%
EOP Loans	$140.7	$142.3	$141.8	$141.9	$136.6	(4)%	(3)%

Net Interest Revenue (in millions) (1)	$2,215	$2,191	$2,180	$2,220	$2,157	(3)%	(3)%
As a % of Average Loans	6.22%	6.30%	6.20%	6.21%	6.20%

Net Credit Losses (in millions)	$295	$220	$242	$259	$288	11%	(2)%
As a % of Average Loans	0.83%	0.63%	0.69%	0.72%	0.83%
Loans 90+ Days Past Due (in millions) (2)	$523	$498	$515	$579	$474	(18)%	(9)%
As a % of EOP Loans	0.37%	0.35%	0.37%	0.41%	0.35%
Loans 30-89 Days Past Due (in millions) (2)	$739	$793	$735	$722	$726	1%	(2)%
As a % of EOP Loans	0.53%	0.56%	0.52%	0.51%	0.53%

Cards Key Indicators (in millions of dollars, except as otherwise noted) (3)
EOP Open Accounts (in millions)	135.9	134.1	143.0	143.0	142.7	—	5%
Purchase Sales (in billions)	$96.2	$84.6	$95.7	$115.3	$125.1	8%	30%

Average Loans (in billions) (4)	$131.5	$131.3	$131.9	$145.5	$149.3	3%	14%
EOP Loans (in billions) (4)	$136.3	$130.3	$143.4	$147.8	$155.6	5%	14%
Average Yield (5)	13.09%	13.21%	13.05%	12.76%	12.54%
Net Interest Revenue (6)	$4,332	$4,215	$4,184	$4,550	$4,562	—	5%
As a % of Average Loans (6)	13.07%	12.91%	12.76%	12.44%	12.16%
Net Credit Losses	$1,110	$1,150	$1,131	$1,092	$1,230	13%	11%
As a % of Average Loans	3.35%	3.52%	3.45%	2.99%	3.28%
Net Credit Margin (7)	$3,476	$3,396	$3,322	$3,766	$3,604	(4)%	4%
As a % of Average Loans (7)	10.49%	10.40%	10.13%	10.30%	9.60%
Loans 90+ Days Past Due	$1,596	$1,524	$1,450	$1,590	$1,822	15%	14%
As a % of EOP Loans	1.17%	1.17%	1.01%	1.08%	1.17%
Loans 30-89 Days Past Due	$1,679	$1,567	$1,583	$1,830	$1,816	(1)%	8%
As a % of EOP Loans	1.23%	1.20%	1.10%	1.24%	1.17%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 2 on page 10.

(3)         On June 17, 2016, Citi completed the acquisition of the $10.6 billion Costco U.S. co-brand credit card portfolio.

(4)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)         Average yield is gross interest revenue earned divided by average loans.

(6)         Net interest revenue includes certain fees that are recorded as interest revenue.

(7)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)
Net Interest Revenue	$4,506	$4,442	$4,377	$4,748	$4,760	—	6%	$17,609	$18,327	4%
Non-Interest Revenue	364	432	379	464	354	(24)%	(3)%	2,109	1,629	(23)%
Total Revenues, Net of Interest Expense	4,870	4,874	4,756	5,212	5,114	(2)%	5%	19,718	19,956	1%
Total Operating Expenses	2,405	2,506	2,432	2,600	2,542	(2)%	6%	9,381	10,080	7%
Net Credit Losses	914	932	953	929	1,107	19%	21%	3,751	3,921	5%
Credit Reserve Build / (Release)	(69)	79	50	408	115	(72)%	NM	(337)	652	NM
Provision for Unfunded Lending Commitments	6	1	7	—	(2)	NM	NM	7	6	(14)%
Provision for Benefits and Claims	8	9	8	7	9	29%	13%	38	33	(13)%
Provisions for Loan Losses and for Benefits and Claims	859	1,021	1,018	1,344	1,229	(9)%	43%	3,459	4,612	33%
Income from Continuing Operations before Taxes	1,606	1,347	1,306	1,268	1,343	6%	(16)%	6,878	5,264	(23)%
Income Taxes	613	487	464	457	500	9%	(18)%	2,567	1,908	(26)%
Income from Continuing Operations	993	860	842	811	843	4%	(15)%	4,311	3,356	(22)%
Noncontrolling Interests	1	—	(1)	—	(1)	(100)%	NM	3	(2)	NM
Net Income	$992	$860	$843	$811	$844	4%	(15)%	$4,308	$3,358	(22)%
Average Assets (in billions of dollars)	$210	$212	$219	$239	$245	3%	17%	$209	$229	10%
Return on Average Assets	1.87%	1.63%	1.55%	1.35%	1.37%			2.06%	1.47%
Efficiency Ratio	49%	51%	51%	50%	50%			48%	51%

Net Credit Losses as a % of Average Loans	2.26%	2.32%	2.34%	2.08%	2.42%			2.39%	2.29%

Revenue by Business
Retail Banking	$1,338	$1,307	$1,330	$1,374	$1,284	(7)%	(4)%	$5,478	$5,295	(3)%
Citi-Branded Cards	1,937	1,880	1,907	2,213	2,235	1%	15%	7,809	8,235	5%
Citi Retail Services	1,595	1,687	1,519	1,625	1,595	(2)%	—	6,431	6,426	—
Total	$4,870	$4,874	$4,756	$5,212	$5,114	(2)%	5%	$19,718	$19,956	1%

Net Credit Losses by Business
Retail Banking	$42	$24	$44	$54	$85	57%	NM	$150	$207	38%
Citi-Branded Cards	454	455	467	448	539	20%	19%	1,892	1,909	1%
Citi Retail Services	418	453	442	427	483	13%	16%	1,709	1,805	6%
Total	$914	$932	$953	$929	$1,107	19%	21%	$3,751	$3,921	5%

Income from Continuing Operations by Business
Retail Banking	$137	$98	$178	$196	$95	(52)%	(31)%	$715	$567	(21)%
Citi-Branded Cards	515	366	334	336	461	37%	(10)%	2,075	1,497	(28)%
Citi Retail Services	341	396	330	279	287	3%	(16)%	1,521	1,292	(15)%
Total	$993	$860	$842	$811	$843	4%	(15)%	$4,311	$3,356	(22)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	780	729	729	727	723	(1)%	(7)%
Accounts (in millions)	11.0	10.8	10.8	10.6	10.5	(1)%	(5)%
Investment Sales	$4.6	$4.8	$5.5	$5.2	$5.3	2%	15%
Investment AUMs	$48.9	$49.4	$51.4	$53.1	$52.8	(1)%	8%

Average Deposits	$181.2	$180.6	$182.1	$183.9	$186.0	1%	3%

Average Loans	$51.8	$52.9	$54.4	$55.0	$55.0	—	6%

EOP Loans:
Mortgages	$41.9	$42.9	$43.9	$44.0	$44.2	—	5%
Commercial Banking	7.8	8.2	8.4	8.8	9.0	2%	15%
Personal and Other	2.5	2.4	2.5	2.0	2.1	5%	(16)%
Total EOP Loans	$52.2	$53.5	$54.8	$54.8	$55.3	1%	6%

Mortgage Originations (1)	$6.2	$5.5	$6.4	$6.5	$5.6	(14)%	(10)%

Third Party Mortgage Servicing Portfolio (EOP)	$159.5	$155.9	$151.8	$147.6	$143.2	(3)%	(10)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$110.6	$97.6	$90.9	$141.9	$102.8	(28)%	(7)%

Saleable Mortgage Rate Locks	$3.2	$3.1	$4.0	$3.9	$2.6	(33)%	(19)%

Net Interest Revenue on Loans (in millions)	$271	$276	$268	$267	$256	(4)%	(6)%
As a % of Avg. Loans	2.08%	2.10%	1.98%	1.93%	1.85%

Net Credit Losses (in millions)	$42	$24	$44	$54	$85	57%	NM
As a % of Avg. Loans	0.32%	0.18%	0.33%	0.39%	0.61%

Loans 90+ Days Past Due (in millions) (2)	$165	$152	$180	$256	$181	(29)%	10%
As a % of EOP Loans	0.32%	0.29%	0.33%	0.47%	0.33%
Loans 30-89 Days Past Due (in millions) (2)	$221	$198	$192	$198	$214	8%	(3)%
As a % of EOP Loans	0.43%	0.38%	0.36%	0.37%	0.39%

(1)   Originations of residential first mortgages.

(2)   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $491 million and ($1.1 billion), $456 million and ($1.1 billion), $408 million and ($0.9 billion), $305 million and ($0.7 billion), and $327 million and ($0.7 billion), as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $87 million and ($1.1 billion), $86 million and ($1.1 billion), $91 million and ($0.9 billion), $58 million and ($0.7 billion), and $70 million and ($0.7 billion), as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

NM Not meaningful.
Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15
Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1) (2)
EOP Open Accounts (in millions)	23.5	23.8	31.8	32.5	32.9	1%	40%
Purchase Sales (in billions)	$49.0	$45.9	$53.1	$73.1	$78.5	7%	60%

Average Loans (in billions) (1)	$64.6	$64.7	$66.7	$79.2	$82.1	4%	27%

EOP Loans (in billions) (1)	$67.2	$64.9	$77.5	$81.3	$86.0	6%	28%

Average Yield (3)	10.31%	10.38%	10.04%	9.90%	9.60%
Net Interest Revenue (4)	$1,633	$1,612	$1,612	$1,884	$1,890	—	16%
As a % of Avg. Loans (4)	10.03%	10.02%	9.72%	9.46%	9.16%
Net Credit Losses	$454	$455	$467	$448	$539	20%	19%
As a % of Average Loans	2.79%	2.83%	2.82%	2.25%	2.61%
Net Credit Margin (5)	$1,481	$1,421	$1,437	$1,762	$1,692	(4)%	14%
As a % of Avg. Loans (5)	9.10%	8.83%	8.67%	8.85%	8.20%
Loans 90+ Days Past Due	$538	$530	$510	$607	$748	23%	39%
As a % of EOP Loans	0.80%	0.82%	0.66%	0.75%	0.87%
Loans 30-89 Days Past Due	$523	$492	$550	$710	$688	(3)%	32%
As a % of EOP Loans	0.78%	0.76%	0.71%	0.87%	0.80%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	89.9	88.1	88.9	88.3	87.7	(1)%	(2)%
Purchase Sales (in billions)	$23.5	$16.9	$20.1	$19.7	$23.2	18%	(1)%

Average Loans (in billions) (1)	$44.1	$44.0	$42.7	$43.6	$44.9	3%	2%

EOP Loans (in billions) (1)	$46.1	$42.5	$43.3	$43.9	$47.3	8%	3%

Average Yield (3)	16.49%	16.92%	17.01%	17.06%	16.92%
Net Interest Revenue (4)	$1,939	$1,899	$1,843	$1,934	$1,959	1%	1%
As a % of Avg. Loans (4)	17.44%	17.36%	17.36%	17.65%	17.36%
Net Credit Losses	$418	$453	$442	$427	$483	13%	16%
As a % of Average Loans	3.76%	4.14%	4.16%	3.90%	4.28%
Net Credit Margin (5)	$1,170	$1,230	$1,072	$1,193	$1,107	(7)%	(5)%
As a % of Avg. Loans (5)	10.53%	11.24%	10.10%	10.89%	9.81%
Loans 90+ Days Past Due	$705	$665	$619	$664	$761	15%	8%
As a % of EOP Loans	1.53%	1.56%	1.43%	1.51%	1.61%
Loans 30-89 Days Past Due	$773	$688	$669	$750	$777	4%	1%
As a % of EOP Loans	1.68%	1.62%	1.55%	1.71%	1.64%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         See footnote 3 on page 8.

(3)         Average yield is calculated as gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)
Net Interest Revenue	$945	$863	$871	$886	$849	(4)%	(10)%	$3,885	$3,469	(11)%
Non-Interest Revenue	416	378	377	371	374	1%	(10)%	1,885	1,500	(20)%
Total Revenues, Net of Interest Expense (1)	1,361	1,241	1,248	1,257	1,223	(3)%	(10)%	5,770	4,969	(14)%
Total Operating Expenses	824	720	726	713	691	(3)%	(16)%	3,262	2,850	(13)%
Net Credit Losses	307	278	260	254	248	(2)%	(19)%	1,280	1,040	(19)%
Credit Reserve Build / (Release)	3	17	(2)	32	36	13%	NM	33	83	NM
Provision for Unfunded Lending Commitments	—	1	1	—	(1)	(100)%	(100)%	(2)	1	NM
Provision for Benefits and Claims	22	19	12	18	23	28%	5%	69	72	4%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	332	315	271	304	306	1%	(8)%	1,380	1,196	(13)%
Income from Continuing Operations before Taxes	205	206	251	240	226	(6)%	10%	1,128	923	(18)%
Income Taxes	53	50	67	73	64	(12)%	21%	260	254	(2)%
Income from Continuing Operations	152	156	184	167	162	(3)%	7%	868	669	(23)%
Noncontrolling Interests	—	1	1	2	1	(50)%	100%	3	5	67%
Net Income	$152	$155	$183	$165	$161	(2)%	6%	$865	$664	(23)%
Average Assets (in billions of dollars)	$52	$50	$50	$50	$46	(8)%	(12)%	$54	$49	(9)%
Return on Average Assets	1.16%	1.25%	1.47%	1.31%	1.39%			1.60%	1.36%
Efficiency Ratio	61%	58%	58%	57%	57%			57%	57%

Net Credit Losses as a % of Average Loans	4.70%	4.53%	4.25%	4.12%	4.15%			4.81%	4.26%

Revenue by Business
Retail Banking	$934	$868	$865	$893	$868	(3)%	(7)%	$3,981	$3,494	(12)%
Citi-Branded Cards	427	373	383	364	355	(2)%	(17)%	1,789	1,475	(18)%
Total	$1,361	$1,241	$1,248	$1,257	$1,223	(3)%	(10)%	$5,770	$4,969	(14)%

Net Credit Losses by Business
Retail Banking	$159	$134	$137	$132	$138	5%	(13)%	$589	$541	(8)%
Citi-Branded Cards	148	144	123	122	110	(10)%	(26)%	691	499	(28)%
Total	$307	$278	$260	$254	$248	(2)%	(19)%	$1,280	$1,040	(19)%

Income from Continuing Operations by Business
Retail Banking	$65	$99	$107	$91	$93	2%	43%	$562	$390	(31)%
Citi-Branded Cards	87	57	77	76	69	(9)%	(21)%	306	279	(9)%
Total	$152	$156	$184	$167	$162	(3)%	7%	$868	$669	(23)%

FX Translation Impact:
Total Revenue - as Reported (1)	$1,361	$1,241	$1,248	$1,257	$1,223	(3)%	(10)%	$5,770	$4,969	(14)%
Impact of FX Translation (2)	(227)	(132)	(120)	(59)	—			(873)	—
Total Revenues - Ex-FX (1) (2)	$1,134	$1,109	$1,128	$1,198	$1,223	2%	8%	$4,897	$4,969	1%

Total Operating Expenses - as Reported	$824	$720	$726	$713	$691	(3)%	(16)%	$3,262	$2,850	(13)%
Impact of FX Translation (2)	(100)	(61)	(56)	(27)	—			(360)	—
Total Operating Expenses - Ex-FX (2)	$724	$659	$670	$686	$691	1%	(5)%	$2,902	$2,850	(2)%

Provisions for LLR & PBC - as Reported	$332	$315	$271	$304	$306	1%	(8)%	$1,380	$1,196	(13)%
Impact of FX Translation (2)	(53)	(34)	(27)	(15)	—			(201)	—
Provisions for LLR & PBC - Ex-FX (2)	$279	$281	$244	$289	$306	6%	10%	$1,179	$1,196	1%

Net Income - as Reported	$152	$155	$183	$165	$161	(2)%	6%	$865	$664	(23)%
Impact of FX Translation (2)	(61)	(29)	(28)	(12)	—			(242)	—
Net Income - Ex-FX (2)	$91	$126	$155	$153	$161	5%	77%	$623	$664	7%

(1) Revenues in the full year 2015 include an approximate $180 million ($160 million ex-FX) gain related to the sale of the Mexico merchant acquiring business in the third quarter of 2015.

(2) Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,492	1,493	1,491	1,494	1,494	—	—
Accounts (in millions)	27.7	27.9	28.4	28.8	27.4	(5)%	(1)%
Average Deposits	$27.3	$27.8	$27.4	$27.2	$26.7	(2)%	(2)%
Investment Sales	$6.7	$5.5	$5.8	$5.7	$6.0	5%	(10)%
Investment AUMs	$34.1	$34.1	$32.4	$31.0	$28.9	(7)%	(15)%
Average Loans	$20.4	$19.5	$19.5	$19.4	$18.8	(3)%	(8)%
EOP Loans:
Mortgages	$3.9	$4.6	$4.2	$4.1	$3.9	(5)%	—
Commercial Banking	9.2	9.1	9.0	8.9	8.8	(1)%	(4)%
Personal and Other	7.0	6.4	6.3	6.0	5.6	(7)%	(20)%
Total EOP Loans	$20.1	$20.1	$19.5	$19.0	$18.3	(4)%	(9)%

Net Interest Revenue (in millions) (1)	$635	$597	$595	$621	$602	(3)%	(5)%
As a % of Average Loans (1)	12.35%	12.31%	12.27%	12.73%	12.74%
Net Credit Losses (in millions)	$159	$134	$137	$132	$138	5%	(13)%
As a % of Average Loans	3.09%	2.76%	2.83%	2.71%	2.92%
Loans 90+ Days Past Due (in millions)	$185	$172	$157	$160	$136	(15)%	(26)%
As a % of EOP Loans	0.92%	0.86%	0.81%	0.84%	0.74%
Loans 30-89 Days Past Due (in millions)	$184	$256	$197	$196	$185	(6)%	1%
As a % of EOP Loans	0.92%	1.27%	1.01%	1.03%	1.01%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.6	5.6	5.7	5.8	5.8	—	4%
Purchase Sales (in billions)	$4.4	$3.7	$3.8	$3.8	$4.0	5%	(9)%
Average Loans (in billions) (2)	$5.5	$5.2	$5.1	$5.1	$5.0	(2)%	(9)%
EOP Loans (in billions) (2)	$5.4	$5.3	$5.0	$4.9	$4.8	(2)%	(11)%
Average Yield (3)	20.73%	19.77%	20.24%	20.32%	20.13%	(1)%	(3)%

Net Interest Revenue (in millions) (4)	$310	$266	$276	$265	$247	(7)%	(20)%
As a % of Average Loans (4)	22.36%	20.57%	21.77%	20.67%	19.65%
Net Credit Losses (in millions)	$148	$144	$123	$122	$110	(10)%	(26)%
As a % of Average Loans	10.68%	11.14%	9.70%	9.52%	8.75%
Net Credit Margin (in millions) (5)	$279	$229	$260	$242	$245	1%	(12)%
As a % of Average Loans (5)	20.13%	17.71%	20.50%	18.88%	19.49%
Loans 90+ Days Past Due (in millions)	$173	$149	$145	$131	$130	(1)%	(25)%
As a % of EOP Loans	3.20%	2.81%	2.90%	2.67%	2.71%
Loans 30-89 Days Past Due (in millions)	$157	$152	$137	$131	$125	(5)%	(20)%
As a % of EOP Loans	2.91%	2.87%	2.74%	2.67%	2.60%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

Net Interest Revenue	$1,096	$1,101	$1,116	$1,136	$1,110	(2)%	1%	$4,490	$4,463	(1)%
Non-Interest Revenue	548	554	613	622	586	(6)%	7%	2,517	2,375	(6)%
Total Revenues, Net of Interest Expense	1,644	1,655	1,729	1,758	1,696	(4)%	3%	7,007	6,838	(2)%
Total Operating Expenses	1,117	1,182	1,146	1,127	1,131	—	1%	4,577	4,586	—
Net Credit Losses	184	160	160	168	163	(3)%	(11)%	721	651	(10)%
Credit Reserve Build / (Release)	22	(11)	(24)	(4)	11	NM	(50)%	(89)	(28)	69%
Provision for Unfunded Lending Commitments	—	—	—	(3)	(1)	67%	(100)%	(2)	(4)	(100)%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	206	149	136	161	173	7%	(16)%	630	619	(2)%
Income from Continuing Operations before Taxes	321	324	447	470	392	(17)%	22%	1,800	1,633	(9)%
Income Taxes	104	109	150	160	131	(18)%	26%	603	550	(9)%
Income from Continuing Operations	217	215	297	310	261	(16)%	20%	1,197	1,083	(10)%
Noncontrolling Interests	—	1	1	1	1	—	100%	4	4	—
Net Income	$217	$214	$296	$309	$260	(16)%	20%	$1,193	$1,079	(10)%
Average Assets (in billions of dollars)	$117	$116	$119	$121	$120	(1)%	3%	$117	$119	2%
Return on Average Assets	0.74%	0.74%	1.00%	1.02%	0.86%			1.02%	0.91%
Efficiency Ratio	68%	71%	66%	64%	67%			65%	67%

Net Credit Losses as a % of Average Loans	0.85%	0.76%	0.76%	0.78%	0.79%			0.81%	0.77%

Revenue by Business
Retail Banking	$1,008	$1,041	$1,077	$1,094	$1,038	(5)%	3%	$4,406	$4,250	(4)%
Citi-Branded Cards	636	614	652	664	658	(1)%	3%	2,601	2,588	—
Total	$1,644	$1,655	$1,729	$1,758	$1,696	(4)%	3%	$7,007	$6,838	(2)%

Net Credit Losses by Business
Retail Banking	$94	$62	$61	$73	$65	(11)%	(31)%	$319	$261	(18)%
Citi-Branded Cards	90	98	99	95	98	3%	9%	402	390	(3)%
Total	$184	$160	$160	$168	$163	(3)%	(11)%	$721	$651	(10)%

Income from Continuing Operations by Business
Retail Banking	$111	$120	$204	$191	$165	(14)%	49%	$738	$680	(8)%
Citi-Branded Cards	106	95	93	119	96	(19)%	(9)%	459	403	(12)%
Total	$217	$215	$297	$310	$261	(16)%	20%	$1,197	$1,083	(10)%

FX Translation Impact:
Total Revenue - as Reported	$1,644	$1,655	$1,729	$1,758	$1,696	(4)%	3%	$7,007	$6,838	(2)%
Impact of FX Translation (2)	(7)	(1)	(21)	(34)	—			(130)	—
Total Revenues - Ex-FX (2)	$1,637	$1,654	$1,708	$1,724	$1,696	(2)%	4%	$6,877	$6,838	(1)%

Total Operating Expenses - as Reported	$1,117	$1,182	$1,146	$1,127	$1,131	—	1%	$4,577	$4,586	—
Impact of FX Translation (2)	(9)	(1)	(16)	(24)	—			(105)	—
Total Operating Expenses - Ex-FX (2)	$1,108	$1,181	$1,130	$1,103	$1,131	3%	2%	$4,472	$4,586	3%

Provisions for LLR & PBC - as Reported	$206	$149	$136	$161	$173	7%	(16)%	$630	$619	(2)%
Impact of FX Translation (2)	—	(1)	(1)	(3)	—			(12)	—
Provisions for LLR & PBC - Ex-FX (2)	$206	$148	$135	$158	$173	9%	(16)%	$618	$619	—

Net Income - as Reported	$217	$214	$296	$309	$260	(16)%	20%	$1,193	$1,079	(10)%
Impact of FX Translation (2)	1	1	(2)	(5)	—			—	—
Net Income - Ex-FX (2)	$218	$215	$294	$304	$260	(14)%	19%	$1,193	$1,079	(10)%

(1)  Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)  Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2016 average exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	513	481	461	458	432	(6)%	(16)%
Accounts (in millions)	17.5	17.2	17.1	16.9	16.6	(2)%	(5)%
Average Deposits	$86.7	$87.2	$89.4	$91.6	$89.9	(2)%	4%
Investment Sales	$6.0	$6.1	$7.5	$8.6	$7.3	(15)%	22%
Investment AUMs	$57.0	$56.1	$56.1	$56.8	$55.8	(2)%	(2)%
Average Loans	$69.0	$67.5	$67.5	$67.9	$64.6	(5)%	(6)%
EOP Loans:
Mortgages	$34.4	$34.7	$33.5	$33.3	$31.3	(6)%	(9)%
Commercial Banking	14.8	14.8	15.2	15.8	14.5	(8)%	(2)%
Personal and Other	19.2	19.2	18.8	19.0	17.2	(9)%	(10)%
Total EOP Loans	$68.4	$68.7	$67.5	$68.1	$63.0	(7)%	(8)%

Net Interest Revenue (in millions) (2)	$646	$663	$664	$669	$644	(4)%	—
As a % of Average Loans (2)	3.71%	3.95%	3.96%	3.92%	3.97%
Net Credit Losses (in millions)	$94	$62	$61	$73	$65	(11)%	(31)%
As a % of Average Loans	0.54%	0.37%	0.36%	0.43%	0.40%
Loans 90+ Days Past Due (in millions)	$173	$174	$178	$163	$157	(4)%	(9)%
As a % of EOP Loans	0.25%	0.25%	0.26%	0.24%	0.25%
Loans 30-89 Days Past Due (in millions)	$334	$339	$346	$328	$327	—	(2)%
As a % of EOP Loans	0.49%	0.49%	0.51%	0.48%	0.52%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.9	16.6	16.6	16.4	16.3	(1)%	(4)%
Purchase Sales (in billions)	$19.3	$18.1	$18.7	$18.7	$19.4	4%	1%
Average Loans (in billions) (3)	$17.3	$17.4	$17.4	$17.6	$17.3	(2)%	—
EOP Loans (in billions) (3)	$17.6	$17.6	$17.6	$17.7	$17.5	(1)%	(1)%
Average Yield (4)	12.39%	12.51%	12.70%	12.82%	12.92%	1%	4%

Net Interest Revenue (in millions) (5)	$450	$438	$453	$467	$466	—	4%
As a % of Average Loans (6)	10.32%	10.12%	10.47%	10.56%	10.72%
Net Credit Losses (in millions)	$90	$98	$99	$95	$98	3%	9%
As a % of Average Loans	2.06%	2.27%	2.29%	2.15%	2.25%
Net Credit Margin (in millions) (6)	$546	$516	$553	$569	$560	(2)%	3%
As a % of Average Loans (6)	12.52%	11.93%	12.78%	12.86%	12.88%
Loans 90+ Days Past Due	$180	$180	$176	$188	$183	(3)%	2%
As a % of EOP Loans	1.02%	1.02%	1.00%	1.06%	1.05%
Loans 30-89 Days Past Due	$226	$235	$227	$239	$226	(5)%	—
As a % of EOP Loans	1.28%	1.34%	1.29%	1.35%	1.29%

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

Commissions and Fees	$926	$1,003	$955	$928	$968	4%	5%	3,871	3,854	—
Administration and Other Fiduciary Fees	573	597	638	610	592	(3)%	3%	2,443	2,437	—
Investment Banking	1,028	740	1,029	917	969	6%	(6)%	4,110	3,655	(11)%
Principal Transactions	619	1,574	1,911	2,063	1,782	(14)%	NM	5,818	7,330	26%
Other	55	(8)	46	(126)	(66)	48%	NM	1,408	(154)	NM
Total Non-Interest Revenue	3,201	3,906	4,579	4,392	4,245	(3)%	33%	17,650	17,122	(3)%
Net Interest Revenue (including Dividends)	4,108	4,130	4,267	4,236	4,095	(3)%	—	16,341	16,728	2%
Total Revenues, Net of Interest Expense	7,309	8,036	8,846	8,628	8,340	(3)%	14%	33,991	33,850	—
Total Operating Expenses	4,865	4,869	4,760	4,680	4,630	(1)%	(5)%	19,074	18,939	(1)%
Net Credit Losses	96	211	141	45	119	NM	24%	214	516	NM
Credit Reserve Build / (Release)	465	108	(26)	(93)	(53)	43%	NM	654	(64)	NM
Provision for Unfunded Lending Commitments	89	71	(33)	(42)	38	NM	(57)%	94	34	(64)%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	650	390	82	(90)	104	NM	(84)%	962	486	(49)%
Income from Continuing Operations before Taxes	1,794	2,777	4,004	4,038	3,606	(11)%	NM	13,955	14,425	3%
Income Taxes	532	818	1,289	1,266	1,124	(11)%	NM	4,426	4,497	2%
Income from Continuing Operations	1,262	1,959	2,715	2,772	2,482	(10)%	97%	9,529	9,928	4%
Noncontrolling Interests	7	10	17	19	12	(37)%	71%	51	58	14%
Net Income	$1,255	$1,949	$2,698	$2,753	$2,470	(10)%	97%	$9,478	$9,870	4%
Average Assets (in billions of dollars)	$1,257	$1,271	$1,299	$1,309	$1,309	—	4%	$1,271	$1,297	2%
Return on Average Assets (ROA)	0.40%	0.62%	0.84%	0.84%	0.75%			0.75%	0.76%
ROA (Excluding CVA/DVA) (1)(2)	0.43%	0.62%	0.84%	0.84%	0.75%			0.73%	0.76%
Efficiency Ratio	67%	61%	54%	54%	56%			56%	56%

Revenue by Region - Excluding CVA/DVA (2)
North America	$2,779	$3,046	$3,478	$3,276	$3,017	(8)%	9%	$12,822	$12,817	—
EMEA	2,132	2,207	2,615	2,554	2,653	4%	24%	9,826	10,029	2%
Latin America	970	975	1,033	1,009	1,009	—	4%	4,043	4,026	—
Asia	1,614	1,808	1,720	1,789	1,661	(7)%	3%	7,031	6,978	(1)%
Total	$7,495	$8,036	$8,846	$8,628	$8,340	(3)%	11%	$33,722	$33,850	—
CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	(186)	—	—	—	—	—	100%	269	—	(100)%
Total Revenues, net of Interest Expense	$7,309	$8,036	$8,846	$8,628	$8,340	(3)%	14%	$33,991	$33,850	—

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$517	$584	$1,059	$1,119	$916	(18)%	77%	$3,417	$3,678	8%
EMEA	231	399	720	680	677	—	NM	2,255	2,476	10%
Latin America	190	337	396	396	352	(11)%	85%	1,388	1,481	7%
Asia	441	639	540	577	537	(7)%	22%	2,297	2,293	—
Total	$1,379	$1,959	$2,715	$2,772	$2,482	(10)%	80%	$9,357	$9,928	6%
CVA/DVA (after-tax) for Periods Prior to 1Q16 {excluded as applicable in lines above}	(117)	—	—	—	—	—	100%	172	—	(100)%
Income from Continuing Operations	$1,262	$1,959	$2,715	$2,772	$2,482	(10)%	97%	$9,529	$9,928	4%

Average Loans by Region (in billions)
North America	128	$129	$133	$135	138	2%	8%	$123	$133	8%
EMEA	62	63	67	68	66	(3)%	6%	62	66	6%
Latin America	43	43	42	43	42	(2)%	(2)%	41	43	5%
Asia	61	60	61	60	57	(5)%	(7)%	62	60	(3)%
Total	$294	$295	$303	$306	$303	(1)%	3%	$288	$302	5%

EOP Deposits by Region (in billions)
North America	$199	$199	$205	$212	$217	3%	10%
EMEA	171	181	179	181	178	(2)%	4%
Latin America	64	68	64	63	63	(1)%	(3)%
Asia	154	159	159	161	152	(5)%	(2)%
Total	$588	$607	$607	$617	$610	(1)%	4%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$392	$415	$405	$415	$411	(1)%	5%
All Other ICG Businesses	196	192	202	202	199	(1)%	2%
Total	$588	$607	$607	$617	$610	(1)%	4%

(1) For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

(2) See footnote 2 on page 4.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$302	$227	$238	$239	$296	24%	(2)%	$1,093	$1,000	(9)%
Equity Underwriting	206	118	174	146	190	30%	(8)%	906	628	(31)%
Debt Underwriting	623	530	805	701	648	(8)%	4%	2,568	2,684	5%
Total Investment Banking	1,131	875	1,217	1,086	1,134	4%	—	4,567	4,312	(6)%
Treasury and Trade Solutions	1,992	1,951	2,048	2,039	2,060	1%	3%	7,770	8,098	4%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	432	455	389	450	462	3%	7%	1,817	1,756	(3)%
Private Bank	691	746	738	746	731	(2)%	6%	2,862	2,961	3%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1) (2)	$4,246	$4,027	$4,392	$4,321	$4,387	2%	3%	$17,016	$17,127	1%

Corporate Lending — Gain/(Loss) on Loan Hedges (2)	(14)	(66)	(203)	(218)	(107)	51%	NM	324	(594)	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,232	$3,961	$4,189	$4,103	$4,280	4%	1%	$17,340	$16,533	(5)%

Fixed Income Markets	2,221	3,085	3,468	3,466	3,010	(13)%	36%	11,318	13,029	15%
Equity Markets	603	706	788	663	694	5%	15%	3,121	2,851	(9)%
Securities Services	517	562	531	536	533	(1)%	3%	2,143	2,162	1%
Other	(78)	(278)	(130)	(140)	(177)	(26)%	NM	(200)	(725)	NM
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$3,263	$4,075	$4,657	$4,525	$4,060	(10)%	24%	$16,382	$17,317	6%

Total ICG (Ex-CVA/DVA) (1)	$7,495	$8,036	$8,846	$8,628	$8,340	(3)%	11%	$33,722	$33,850	—

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above}	(186)	—	—	—	—	—	100%	269	—	(100)%
Total Revenues, net of Interest Expense	$7,309	$8,036	$8,846	$8,628	$8,340	(3)%	14%	$33,991	$33,850	—

Taxable-equivalent adjustments (3)	$173	$166	$144	$162	$169	4%	(2)%	$660	$641	(3)%

Total ICG Revenues (Ex-CVA/DVA) and including taxable-equivalent adjustments (1) (3)	$7,668	$8,202	$8,990	$8,790	$8,509	(3)%	11%	$34,382	$34,491	—

(1)         See footnote 2 on page 4.

(2)         Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the core lending revenues.  Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(3)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

Net Interest Revenue	$(39)	$94	$56	$(9)	$(62)	NM	(59)%	$(152)	$79	NM
Non-Interest Revenue	146	180	70	37	44	19%	(70)%	1,060	331	(69)%
Total Revenues, Net of Interest Expense	107	274	126	28	(18)	NM	NM	908	410	(55)%
Total Operating Expenses	473	418	447	458	467	2%	(1)%	1,750	1,790	2%
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(366)	(144)	(321)	(430)	(485)	(13)%	(33)%	(842)	(1,380)	(64)%
Income Taxes (Benefits)	(467)	(115)	(232)	(183)	(241)	(32)%	48%	(1,338)	(771)	42%
Income (Loss) from Continuing Operations	101	(29)	(89)	(247)	(244)	1%	NM	496	(609)	NM
Income (Loss) from Discontinued Operations, net of taxes	(45)	(2)	(23)	(30)	(3)	90%	93%	(54)	(58)	(7)%
Noncontrolling Interests	7	(8)	3	(5)	2	NM	(71)%	18	(8)	NM
Net Income (Loss)	$49	$(23)	$(115)	$(272)	$(249)	8%	NM	$424	$(659)	NM
EOP Assets (in billions of dollars)	$52	$51	$49	$43	$49	14%	(6)%
Average Assets (in billions of dollars)	$51	$51	$49	$47	$42	(11)%	(18)%	$55	$47	(15)%

(1)         Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)
Revenues
Net interest revenue	$847	$597	$549	$482	$410	(15)%	(52)%	$4,457	$2,038	(54)%
Non-interest revenue (1) (2)	2,318	878	294	395	247	(37)%	(89)%	4,503	1,814	(60)%
Total revenues, net of interest expense	3,165	1,475	843	877	657	(25)%	(79)%	8,960	3,852	(57)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	261	143	102	129	59	(54)%	(77)%	1,336	433	(68)%
Credit Reserve Build / (Release) (1) (2) (3)	73	(31)	(224)	(122)	(78)	36%	NM	(455)	(455)	—
Provision for loan losses	334	112	(122)	7	(19)	NM	NM	881	(22)	NM
Provision for Benefits and Claims	134	60	29	10	—	(100)%	(100)%	624	99	(84)%
Provision for unfunded lending commitments	(1)	(2)	(5)	—	(1)	(100)%	—	(23)	(8)	65%
Total provisions for credit losses and for benefits and claims	467	170	(98)	17	(20)	NM	NM	1,482	69	(95)%

Total operating expenses	1,450	828	858	826	659	(20)%	(55)%	5,571	3,171	(43)%

Income (Loss) from Continuing Operations before Income Taxes	1,248	477	83	34	18	(47)%	(99)%	1,907	612	(68)%
Provision (benefits) for income taxes	568	130	(15)	(40)	(69)	(73)%	NM	922	6	(99)%

Income (Loss) from Continuing Operations	680	347	98	74	87	18%	(87)%	985	606	(38)%

Noncontrolling Interests	10	1	5	—	—	—	(100)%	11	6	(45)%
Citi Holding’s Net Income (Loss)	$670	$346	$93	$74	$87	18%	(87)%	$974	$600	(38)%
Average Assets (in billions of dollars)	$97	$78	$71	$64	$58	(9)%	(40)%	$119	$68	(43)%
Return on Average Assets	2.74%	1.78%	0.53%	0.46%	0.60%			0.82%	0.88%
Efficiency Ratio	46%	56%	102%	94%	100%			62%	82%

Balance Sheet Data (in billions):

Total EOP Assets	$81	$73	$66	$61	$54	(11)%	(33)%	$81	$54	(33)%

Total EOP Loans	$49	$45	$41	$39	$33	(15)%	(32)%	$49	$33	(32)%

Total EOP Deposits	$10	$9	$6	$6	$2	(63)%	(79)%	$10	$2	(79)%

Consumer Net Credit Losses as a % of Average Loans	1.81%	1.25%	0.94%	1.31%	0.69%			1.96%	1.06%

(1)         As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015. As a result of HFS accounting treatment, approximately $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2015. The OneMain sale was completed on November 15, 2015.  Additionally, the HFS treatment resulted in the reclassification of loans of OneMain to Other assets, where applicable.

(2)         As a result of Citigroup’s entry into agreements in October 2016 to sell its Brazil and Argentina consumer banking businesses, these businesses were classified as HFS at the end of the fourth quarter 2016.  As a result of HFS accounting treatment, approximately $35 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the fourth quarter of 2016. Additionally, the HFS treatment resulted in the reclassification of loans of these businesses to Other assets, where applicable.

(3)         The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.  The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	293	246	223	224	61	(73)%	(79)%

Average Loans (in billions)	$8.3	$6.7	$6.1	$5.4	$2.4	(56)%	(71)%

EOP Loans:
Mortgages	$0.6	$0.5	$0.5	$0.5	$0.2	(60)%	(67)%
Cards	3.6	2.8	2.6	2.6	1.2	(54)%	(67)%
Commercial Banking	2.0	1.0	0.5	0.5	0.3	(40)%	(85)%
Personal and Other	2.0	2.1	1.9	1.9	0.7	(63)%	(65)%
EOP Loans (in billions of dollars)	$8.2	$6.4	$5.5	$5.5	$2.4	(56)%	(71)%
Net Interest Revenue	$336	$269	$259	$246	$131	(47)%	(61)%
As a % of Average Loans	16.06%	16.15%	17.08%	18.12%	21.71%
Net Credit Losses	$122	$78	$77	$82	$32	(61)%	(74)%
As a % of Average Loans	5.83%	4.68%	5.08%	6.04%	5.30%
Loans 90+ Days Past Due	$157	$145	$170	$164	$94	(43)%	(40)%
As a % of EOP Loans	1.91%	2.27%	3.09%	2.98%	3.92%
Loans 30-89 Days Past Due	$179	$161	$138	$135	$49	(64)%	(73)%
As a % of EOP Loans	2.18%	2.52%	2.51%	2.45%	2.04%

Consumer - North America (3)

Branches (actual)	272	266	261	259	251	(3)%	(8)%

Average Loans (in billions of dollars)	$49.4	$39.4	$37.2	$35.4	$32.0	(10)%	(35)%

EOP Loans (in billions of dollars)	$40.5	$38.6	$35.7	$33.4	$30.9	(7)%	(24)%
Net Interest Revenue	$522	$335	$295	$233	$200	(14)%	(62)%
As a % of Average Loans	1.90%	3.42%	3.19%	2.62%	2.49%
Net Credit Losses (4)	$141	$65	$24	$52	$28	(46)%	(80)%
As a % of Average Loans	1.13%	0.66%	0.26%	0.58%	0.35%
Loans 90+ Days Past Due	$770	$751	$708	$693	$740	7%	(4)%
As a % of EOP Loans	2.01%	2.05%	2.09%	2.17%	2.51%
Loans 30-89 Days Past Due	$857	$768	$720	$714	$686	(4)%	(20)%
As a % of EOP Loans	2.24%	2.09%	2.12%	2.24%	2.33%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	See footnote 2 on page 19. Additionally, branches reflect the reduction in the fourth quarter of 2016 in accordance with HFS treatment.
(3)	See footnote 1 on page 19.
(4)	The second and fourth quarters of 2016 include recoveries of $23 million and $30 million, respectively, of prior credit losses related to sales of mortgage assets during those quarters.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$20.1	$17.9	$16.4	$15.3	$13.7	(10)%	(32)%
CFNA (CitiFinancial - North America)	5.6	0.2	0.1	0.2	0.2	—	(96)%
Residential First	25.7	18.1	16.5	15.5	13.9	(10)%	(46)%
Home Equity	21.0	18.6	18.0	16.7	15.6	(5)%	(23)%
Average Loans (in billions of dollars)	$46.7	$36.7	$34.5	$32.2	$29.5	(7)%	(36)%

CMI	$18.5	$17.4	$15.6	$14.6	$13.2	(10)%	(29)%
CFNA	0.2	0.2	0.2	0.2	0.2	—	—
Residential First	18.7	17.6	15.8	14.8	13.4	(9)%	(28)%
Home Equity	19.1	18.3	17.3	16.1	15.0	(7)%	(21)%
EOP Loans (in billions of dollars) (1)	$37.8	$35.9	$33.1	$30.9	$28.4	(8)%	(25)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$34.0	$29.3	$28.5	$18.6	$18.0	(3)%	(47)%
Net Servicing & Gain/(Loss) on Sale	$5.0	$118.4	$19.4	$17.0	$17.9	5%	NM
Net Interest Revenue	$239	$254	$223	$152	$115	(24)%	(52)%
As a % of Avg. Loans	2.03%	2.78%	2.60%	1.88%	1.54%

CMI (2)	$9	$—	$(13)	$6	$(24)	NM	NM
CFNA	56	1	1	1	1	—	(98)%
Residential First	$65	$1	$(12)	$7	$(23)	NM	NM
Home Equity	56	42	13	23	25	9%	(55)%
Net Credit Losses (NCLs)	$121	$43	$1	$30	$2	(93)%	(98)%
As a % of Avg. Loans	1.03%	0.47%	0.01%	0.37%	0.03%

CMI	$319	$310	$263	$241	$287	19%	(10)%
CFNA	4	4	4	4	3	(25)%	(25)%
Residential First	323	314	267	245	290	18%	(10)%
Home Equity	417	409	414	418	420	—	1%
Loans 90+ Days Past Due (1) (3) (4)	$740	$723	$681	$663	$710	7%	(4)%
As a % of EOP Loans	2.08%	2.13%	2.18%	2.26%	2.63%

CMI	$537	$451	$431	$425	$393	(8)%	(27)%
CFNA	2	3	2	1	2	100%	—
Residential First	539	454	433	426	395	(7)%	(27)%
Home Equity	271	274	241	244	234	(4)%	(14)%
Loans 30-89 Days Past Due (1) (3) (4)	$810	$728	$674	$670	$629	(6)%	(22)%
As a % of EOP Loans	2.28%	2.14%	2.15%	2.28%	2.33%

North America Personal Loans (5)
Average Loans (in billions of dollars)	$0.8	$0.9	$0.9	$0.9	$0.9	—	13%
EOP Loans (in billions of dollars)	$0.9	$0.9	$0.9	$0.9	$0.9	—	—
Net Interest Revenue	$279	$63	$63	$63	$59	(6)%	(79)%
As a % of Avg. Loans	N/A	—	—	—	—
Net Credit Losses	$14	$18	$19	$19	$19	—	36%
As a % of Avg. Loans	6.94%	8.04%	8.49%	8.40%	8.40%
Loans 90+ Days Past Due	$18	$19	$19	$20	$21	5%	17%
As a % of EOP Loans	2.00%	2.11%	2.11%	2.22%	2.33%
Loans 30-89 Days Past Due	$14	$15	$21	$19	$23	21%	64%
As a % of EOP Loans	1.56%	1.67%	2.33%	2.11%	2.56%

(1)

The fourth quarter of 2015 reflects the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets). Delinquencies and related ratios are not included for Loans HFS.

(2)	See footnote 4 on page 20.
(3)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $1.5 billion and ($2.2 billion), $1.3 billion and ($1.9 billion), $1.2 billion and ($1.8 billion), $1.0 billion and ($1.5 billion), and $0.9 billion and (1.4 billion) as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.2 billion and ($2.2 billion), $0.2 billion and ($1.9 billion), $0.2 billion and ($1.8 billion), $0.1 billion and ($1.5 billion), and $0.2 billion and ($1.4 billion), as of December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, respectively.

(4)

The December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $11 million, $9 million, $9 million, $9 million and $7 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 19.

N/A	Not applicable for the fourth quarter of 2015 as a result of the loans related to the announced sale of OneMain being reclassified from loans to assets held-for-sale (Other assets).

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2015	2016	2016	2015	2016	2016	2015		2016		2016
Assets:
Deposits with Banks	$122,098	$131,571	$143,119	$189	$247	$268	0.61%		0.75%		0.74%
Fed Funds Sold and Resale Agreements (6)	226,388	234,996	235,364	554	636	596	0.97%		1.08%		1.01%
Trading Account Assets (7)	195,193	201,206	194,782	1,465	1,471	1,371	2.98%		2.91%		2.80%
Investments	343,974	354,789	344,031	1,900	1,946	1,963	2.19%		2.18%		2.27%
Total Loans (net of Unearned Income) (8)	624,955	635,771	626,028	9,975	10,246	10,033	6.33%		6.41%		6.38%
Other Interest-Earning Assets	60,323	52,668	62,602	409	221	321	2.69%		1.67%		2.04%
Total Average Interest-Earning Assets	$1,572,931	$1,611,001	$1,605,926	$14,492	$14,767	$14,552	3.66%		3.65%		3.60%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$696,560	$731,231	$718,871	$954	$1,107	$1,041	0.54%		0.60%		0.58%
Deposit Insurance and FDIC Assessment	—	—	—	269	336	306
Total Deposits	696,560	731,231	718,871	1,223	1,443	1,347	0.70%		0.79%		0.75%
Fed Funds Purchased and Repurchase Agreements (6)	162,998	157,984	150,137	415	459	424	1.01%		1.16%		1.12%
Trading Account Liabilities (7)	63,213	76,237	81,670	59	102	124	0.37%		0.53%		0.60%
Short-Term Borrowings	89,094	81,304	94,935	87	90	77	0.39%		0.44%		0.74%
Long-Term Debt (9)	185,919	181,933	183,637	1,117	1,080	1,205	2.38%		2.36%		2.61%
Total Average Interest-Bearing Liabilities	$1,197,784	$1,228,689	$1,229,250	$2,901	$3,174	$3,277	0.96%		1.03%		1.06%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,197,784	$1,228,689	$1,229,250	$2,632	$2,838	$2,971	0.87%		0.92%		0.96%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,591	$11,593	$11,275	2.92%		2.86%		2.79%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,860	$11,929	$11,581	2.99%		2.95%		2.87%

4Q16 Increase (Decrease) From							(13	)bps	(7	)bps

4Q16 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(12	)bps	(8	)bps

(1)

Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $126 million for the fourth quarter of 2015, $114 million for the third quarter of 2016 and $112 million for the fourth quarter of 2016.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate % is calculated as annualized interest over average volumes.
(5)	Preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.
Reclassified to conform to the current period's presentation.

DEPOSITS (In billions of dollars)

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15

Citicorp Deposits by Business

Global Consumer Banking
North America	$181.6	$183.7	$183.3	$185.6	$185.0	—	2%
Latin America	28.7	28.3	28.2	27.4	26.4	(4)%	(8)%
Asia (1)	87.6	90.7	90.5	93.6	89.9	(4)%	3%
Total	$297.9	$302.7	$302.0	$306.6	$301.3	(2)%	1%

ICG
North America	$198.5	$198.7	$205.2	$212.4	$218.5	3%	10%
EMEA	170.6	181.3	178.6	181.0	177.7	(2)%	4%
Latin America	64.3	68.1	64.4	63.3	62.5	(1)%	(3)%
Asia	154.3	159.0	158.6	160.5	151.7	(5)%	(2)%
Total	$587.7	$607.1	$606.8	$617.2	$610.4	(1)%	4%

Corporate/Other	$12.0	$15.6	$22.7	$10.6	$15.5	46%	29%

Total Citicorp	$897.6	$925.4	$931.5	$934.4	$927.2	(1)%	3%

Total Citi Holdings	$10.3	$9.2	$6.4	$5.9	$2.2	(63)%	(79)%

Total Citigroup Deposits - EOP	$907.9	$934.6	$937.9	$940.3	$929.4	(1)%	2%

Total Citigroup Deposits - Average	$908.8	$911.7	$935.6	$944.2	$935.1	(1)%	3%

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Deposits - as Reported	$907.9	$934.6	$937.9	$940.3	$929.4	(1)%	2%
Impact of FX Translation (2)	(14.5)	(20.8)	(15.4)	(15.8)	—
Total Citigroup EOP Deposits - Ex-FX (2)	$893.4	$913.8	$922.5	$924.5	$929.4	1%	4%

(1)	Asia GCB includes deposits of certain EMEA countries for all periods presented.
(2)

Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2016 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1 CITICORP (In billions of dollars)

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15

Citicorp:
Global Consumer Banking

North America
Credit Cards	$113.3	$107.4	$120.8	$125.2	$133.3	6%	18%
Retail Banking	52.2	53.5	54.8	54.8	55.3	1%	6%
Total	$165.5	$160.9	$175.6	$180.0	$188.6	5%	14%

Latin America
Credit Cards	$5.4	$5.3	$5.0	$4.9	$4.8	(2)%	(11)%
Retail Banking	20.1	20.1	19.5	19.0	18.3	(4)%	(9)%
Total	$25.5	$25.4	$24.5	$23.9	$23.1	(3)%	(9)%

Asia (1)
Credit Cards	$17.6	$17.6	$17.6	$17.7	$17.5	(1)%	(1)%
Retail Banking	68.4	68.7	67.5	68.1	63.0	(7)%	(8)%
Total	$86.0	$86.3	$85.1	$85.8	$80.5	(6)%	(6)%

Total Consumer Loans
Credit Cards	$136.3	$130.3	$143.4	$147.8	$155.6	5%	14%
Retail Banking	140.7	142.3	141.8	141.9	136.6	(4)%	(3)%
Total Consumer	$277.0	$272.6	$285.2	$289.7	$292.2	1%	5%

Total Corporate Loans
North America	$126.8	$131.9	$134.9	$139.6	$136.6	(2)%	8%
EMEA	60.4	64.7	68.7	67.6	62.4	(8)%	3%
Latin America	43.6	42.5	42.2	42.2	42.3	—	(3)%
Asia	60.8	61.7	61.1	60.2	57.6	(4)%	(5)%
Total Corporate Loans	$291.6	$300.8	$306.9	$309.6	$298.9	(3)%	3%

Total Citicorp	$568.6	$573.4	$592.1	$599.3	$591.1	(1)%	4%

Foreign Currency (FX) Translation Impact:
Total Citicorp EOP Loans - as Reported	$568.6	$573.4	$592.1	$599.3	$591.1	(1)%	4%
Impact of FX Translation (2)	(8.9)	(12.3)	(8.8)	(8.8)	—
Total Citicorp EOP Loans - Ex-FX (2)	$559.7	$561.1	$583.3	$590.5	$591.1	—	6%

Note: Certain small balance consumer loans included in the above lines are classified as corporate loans on the Consolidated Balance Sheet.

(1)	Asia GCB includes loans of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2016 exchange rates for all periods presented.
Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15

Citi Holdings:

Consumer - North America
Mortgages (1)	37.8	35.9	33.1	30.9	28.4	(8)%	(25)%
Personal Loans	0.9	0.9	0.9	0.9	0.9	—	—
Other	1.8	1.8	1.7	1.6	1.6	—	(11)%
Total	$40.5	$38.6	$35.7	$33.4	$30.9	(7)%	(24)%

Consumer - International
Credit Cards	$3.6	$2.8	$2.6	$2.6	$1.2	(54)%	(67)%
REL, Personal & Other	4.6	3.6	2.9	2.9	1.2	(59)%	(74)%
Total	$8.2	$6.4	$5.5	$5.5	$2.4	(56)%	(71)%

Citi Holdings - Other	0.3	0.4	0.2	0.2	—	(100)%	(100)%

Total Citi Holdings	$49.0	$45.4	$41.4	$39.1	$33.3	(15)%	(32)%

Total Citigroup	$617.6	$618.8	$633.5	$638.4	$624.4	(2)%	1%

Consumer Loans	$325.8	$317.9	$326.4	$328.7	$325.4	(1)%	—
Corporate Loans	291.8	300.9	307.1	309.7	299.0	(3)%	2%
Total Citigroup	$617.6	$618.8	$633.5	$638.4	$624.4	(2)%	1%

Foreign Currency (FX) Translation Impact:
Total Citigroup EOP Loans - as Reported	$617.6	$618.8	$633.5	$638.4	$624.4	(2)%	1%
Impact of FX Translation (2)	(8.5)	(12.3)	(9.0)	(9.1)	—
Total Citigroup EOP Loans - Ex-FX (2)	$609.1	$606.5	$624.5	$629.3	$624.4	(1)%	3%

Note: Certain small balance consumer loans included in the above lines are classified as corporate loans on the Consolidated Balance Sheet.
(1)	See footnote 1 on page 21.
(2)	Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2016 exchange rates for all periods presented.
Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2015	2016	2016	2016	2016	2016

Citicorp (2)
Total	$2,119	$2,022	$1,965	$2,169	$2,296	$292.2
Ratio	0.77%	0.74%	0.69%	0.75%	0.79%

Retail Bank (2)
Total	$523	$498	$515	$579	$474	$136.6
Ratio	0.37%	0.35%	0.37%	0.41%	0.35%
North America (2)	$165	$152	$180	$256	$181	$55.3
Ratio	0.32%	0.29%	0.33%	0.47%	0.33%
Latin America	$185	$172	$157	$160	$136	$18.3
Ratio	0.92%	0.86%	0.81%	0.84%	0.74%
Asia (3)	$173	$174	$178	$163	$157	$63.0
Ratio	0.25%	0.25%	0.26%	0.24%	0.25%

Cards
Total	$1,596	$1,524	$1,450	$1,590	$1,822	$155.6
Ratio	1.17%	1.17%	1.01%	1.08%	1.17%
North America - Citi-Branded	$538	$530	$510	$607	$748	$86.0
Ratio	0.80%	0.82%	0.66%	0.75%	0.87%
North America - Retail Services	$705	$665	$619	$664	$761	$47.3
Ratio	1.53%	1.56%	1.43%	1.51%	1.61%
Latin America	$173	$149	$145	$131	$130	$4.8
Ratio	3.20%	2.81%	2.90%	2.67%	2.71%
Asia (3)	$180	$180	$176	$188	$183	$17.5
Ratio	1.02%	1.02%	1.00%	1.06%	1.05%

Citi Holdings - Consumer (2) (4) (5)	$927	$896	$878	$857	$834	$33.3
Ratio	1.99%	2.08%	2.23%	2.29%	2.61%
International	$157	$145	$170	$164	$94	$2.4
Ratio	1.91%	2.27%	3.09%	2.98%	3.92%
North America (2) (4) (5)	$770	$751	$708	$693	$740	$30.9
Ratio	2.01%	2.05%	2.09%	2.17%	2.51%
Other (6)						$(0.1)

Total Citigroup (2) (4) (5)	$3,046	$2,918	$2,843	$3,026	$3,130	$325.4
Ratio	0.94%	0.93%	0.88%	0.93%	0.97%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 10 and footnote 3 on page 21.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.
(4)

The December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $11 million, $9 million, $9 million, $9 million and $7 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 21.
(6)	Represents loans classified as consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2015	2016	2016	2016	2016	2016

Citicorp (2)
Total	$2,418	$2,360	$2,318	$2,552	$2,542	$292.2
Ratio	0.88%	0.87%	0.82%	0.88%	0.87%

Retail Bank (2)
Total	$739	$793	$735	$722	$726	$136.6
Ratio	0.53%	0.56%	0.52%	0.51%	0.53%
North America (2)	$221	$198	$192	$198	$214	$55.3
Ratio	0.43%	0.38%	0.36%	0.37%	0.39%
Latin America	$184	$256	$197	$196	$185	$18.3
Ratio	0.92%	1.27%	1.01%	1.03%	1.01%
Asia (3)	$334	$339	$346	$328	$327	$63.0
Ratio	0.49%	0.49%	0.51%	0.48%	0.52%

Cards
Total	$1,679	$1,567	$1,583	$1,830	$1,816	$155.6
Ratio	1.23%	1.20%	1.10%	1.24%	1.17%
North America - Citi-Branded	$523	$492	$550	$710	$688	$86.0
Ratio	0.78%	0.76%	0.71%	0.87%	0.80%
North America - Retail Services	$773	$688	$669	$750	$777	$47.3
Ratio	1.68%	1.62%	1.55%	1.71%	1.64%
Latin America	$157	$152	$137	$131	$125	$4.8
Ratio	2.91%	2.87%	2.74%	2.67%	2.60%
Asia (3)	$226	$235	$227	$239	$226	$17.5
Ratio	1.28%	1.34%	1.29%	1.35%	1.29%

Citi Holdings - Consumer (2) (4) (5)	$1,036	$929	$858	$849	$735	$33.3
Ratio	2.23%	2.16%	2.18%	2.27%	2.30%
International	$179	$161	$138	$135	$49	$2.4
Ratio	2.18%	2.52%	2.51%	2.45%	2.04%
North America (2) (4) (5)	$857	$768	$720	$714	$686	$30.9
Ratio	2.24%	2.09%	2.12%	2.24%	2.33%
Other (6)						$(0.1)

Total Citigroup (2) (4) (5)	$3,454	$3,289	$3,176	$3,401	$3,277	$325.4
Ratio	1.07%	1.05%	0.98%	1.04%	1.01%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 10 and footnote 3 on page 21.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.
(4)

The December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $11 million, $9 million, $9 million, $9 million and $7 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 21.
(6)	Represents loans classified as consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$13,626	$12,626	$12,712	$12,304	$12,439			$15,994	$12,626

Gross Credit (Losses)	(2,180)	(2,143)	(2,048)	(1,948)	(2,083)	(7)%	4%	(9,041)	(8,222)	9%
Gross Recoveries	418	419	432	423	387	(9)%	(7)%	1,739	1,661	(4)%
Net Credit (Losses) / Recoveries (NCLs)	(1,762)	(1,724)	(1,616)	(1,525)	(1,696)	(11)%	4%	(7,302)	(6,561)	10%
NCLs	1,762	1,724	1,616	1,525	1,696	11%	(4)%	7,302	6,561	(10)%
Net Reserve Builds / (Releases) (2)	386	42	(90)	258	130	(50)%	(66)%	139	340	NM
Net Specific Reserve Builds / (Releases) (2)	108	120	(136)	(37)	(99)	NM	NM	(333)	(152)	54%
Provision for Loan Losses	2,256	1,886	1,390	1,746	1,727	(1)%	(23)%	7,108	6,749	(5)%
Other (3) (4) (5) (6) (7) (8) (9)	(1,494)	(76)	(182)	(86)	(410)	NM	73%	(3,174)	(754)
Allowance for Loan Losses at End of Period (1) (a)	$12,626	$12,712	$12,304	$12,439	$12,060			$12,626	$12,060

Allowance for Unfunded Lending Commitments (5) (10) (a)	$1,402	$1,473	$1,432	$1,388	$1,418			$1,402	$1,418

Provision for Unfunded Lending Commitments (5)	$94	$71	$(30)	$(45)	$33			$74	$29

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$14,028	$14,185	$13,736	$13,827	$13,478			$14,028	$13,478

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	2.06%	2.07%	1.96%	1.97%	1.94%

Allowance for Loan Losses at End of Period (1):
Citicorp	$10,331	$10,544	$10,433	$10,735	$10,721
Citi Holdings	2,295	2,168	1,871	1,704	1,339
Total Citigroup	$12,626	$12,712	$12,304	$12,439	$12,060

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

(3)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)

The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(5)

The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item. This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios. The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the fourth quarter of 2015 represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(6)

The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(7)

The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(8)

The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(9)

The fourth quarter of 2016 includes a reduction of approximately $267 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $141 million related to FX translation.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016, exclude $5.0 billion, $4.8 billion, $4.1 billion, $4.0 billion and $3.5 billion, respectively, of loans which are carried at fair value.

NM Not meaningful.
Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$11,030	$9,835	$9,807	$9,432	$9,673			$13,547	$9,835

Net Credit Losses (NCLs)	(1,668)	(1,513)	(1,474)	(1,485)	(1,578)	(6)%	5%	(7,058)	(6,050)	14%
NCLs	1,668	1,513	1,474	1,485	1,578	6%	(5)%	7,058	6,050	(14)%
Net Reserve Builds / (Releases) (2)	32	38	(74)	368	93	(75)%	NM	(411)	425	NM
Net Specific Reserve Builds / (Releases) (2)	(16)	19	(125)	(36)	(10)	72%	38%	(419)	(152)	64%
Provision for Loan Losses	1,684	1,570	1,275	1,817	1,661	(9)%	(1)%	6,228	6,323	2%
Other (3) (4) (5) (6) (7) (8)	(1,211)	(85)	(176)	(91)	(398)	NM	67%	(2,882)	(750)	74%
Allowance for Loan Losses at End of Period (1) (a)	$9,835	$9,807	$9,432	$9,673	$9,358			$9,835	$9,358

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$35	$37	$42	$39	$35			$35	$35

Provision for Unfunded Lending Commitments	$7	$1	$4	$(4)	$(3)			$2	$(2)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$9,870	$9,844	$9,474	$9,712	$9,393			$9,870	$9,393

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	3.02%	3.09%	2.89%	2.94%	2.88%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,596	$2,791	$2,905	$2,872	$2,766			$2,447	$2,791

Net Credit (Losses) / Recoveries (NCL’s)	(94)	(211)	(142)	(40)	(118)	NM	(26)%	(244)	(511)	NM
NCLs	94	211	142	40	118	NM	26%	244	511	NM
Net Reserve Builds / (Releases)	354	4	(16)	(110)	37	NM	(90)%	550	(85)	NM
Net Specific Reserve Builds / (Releases)	124	101	(11)	(1)	(89)	NM	NM	86	—	(100)%
Provision for Loan Losses	572	316	115	(71)	66	NM	(88)%	880	426	(52)%
Other (3) (11)	(283)	9	(6)	5	(12)			(292)	(4)
Allowance for Loan Losses at End of Period (1) (b)	$2,791	$2,905	$2,872	$2,766	$2,702			$2,791	$2,702

Corporate Allowance for Unfunded Lending Commitments (9) (11) (b)	$1,367	$1,436	$1,390	$1,349	$1,383			$1,367	$1,383

Provision for Unfunded Lending Commitments (11)	$87	$70	$(34)	$(41)	$36			$72	$31

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,158	$4,341	$4,262	$4,115	$4,085			$4,158	$4,085

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	0.97%	0.98%	0.95%	0.90%	0.91%

Footnotes to these tables are on the following page (page 30).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 29).

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The fourth quarter of 2015 includes a build of $162 million related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter. The second and fourth quarters of 2016 include releases of $89 million and $30 million, respectively, related to sales and transfers of mortgage loans during those quarters.

(3)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)

The fourth quarter of 2015 includes a reduction of approximately $1.1 billion related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1.1 billion related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(5)

The first quarter of 2016 includes a reduction of approximately $148 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $29 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the first quarter includes an increase of approximately $63 million related to FX translation.

(6)

The second quarter of 2016 includes a reduction of approximately $101 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $24 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $75 million related to FX translation.

(7)

The third quarter of 2016 includes a reduction of approximately $58 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $50 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes a reduction of approximately $46 million related to FX translation.

(8)

The fourth quarter of 2016 includes a reduction of approximately $267 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $141 million related to FX translation.

(9) Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)

December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 exclude $34 million, $33 million, $32 million, $31 million and $29 million, respectively, of loans which are carried at fair value.

(11)

The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item. This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios. The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the fourth quarter of 2015 represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(12)

December 31, 2015, March 31, 2016, June 30, 2016, September 30, 2016 and December 31, 2016 exclude $5.0 billion, $4.8 billion, $4.1 billion, $3.9 billion and $3.5 billion, respectively, of loans which are carried at fair value.

NM Not meaningful.
Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)

Citicorp
Net Credit Losses (NCLs)	$1,501	$1,581	$1,514	$1,396	$1,637	17%	9%	$5,966	$6,128	3%
Credit Reserve Build / (Release)	421	193	(2)	343	109	(68)%	(74)%	261	643	NM
Global Consumer Banking
Net Credit Losses	1,405	1,370	1,373	1,351	1,518	12%	8%	5,752	5,612	(2)%
Credit Reserve Build / (Release)	(44)	85	24	436	162	(63)%	NM	(393)	707	NM
North America
Net Credit Losses	914	932	953	929	1,107	19%	21%	3,751	3,921	5%
Credit Reserve Build / (Release)	(69)	79	50	408	115	(72)%	NM	(337)	652	NM
Retail Banking
Net Credit Losses	42	24	44	54	85	57%	NM	150	207	38%
Credit Reserve Build / (Release)	7	63	(11)	(40)	(24)	40%	NM	53	(12)	NM
Citi-Branded Cards
Net Credit Losses	454	455	467	448	539	20%	19%	1,892	1,909	1%
Credit Reserve Build / (Release)	(85)	(15)	58	263	78	(70)%	NM	(383)	384	NM
Citi Retail Services
Net Credit Losses	418	453	442	427	483	13%	16%	1,709	1,805	6%
Credit Reserve Build / (Release)	9	31	3	185	61	(67)%	NM	(7)	280	NM
Latin America
Net Credit Losses	307	278	260	254	248	(2)%	(19)%	1,280	1,040	(19)%
Credit Reserve Build / (Release)	3	17	(2)	32	36	13%	NM	33	83	NM
Retail Banking
Net Credit Losses	159	134	137	132	138	5%	(13)%	589	541	(8)%
Credit Reserve Build / (Release)	12	16	(3)	47	31	(34)%	NM	42	91	NM
Citi-Branded Cards
Net Credit Losses	148	144	123	122	110	(10)%	(26)%	691	499	(28)%
Credit Reserve Build / (Release)	(9)	1	1	(15)	5	NM	NM	(9)	(8)	11%
Asia (1)
Net Credit Losses	184	160	160	168	163	(3)%	(11)%	721	651	(10)%
Credit Reserve Build / (Release)	22	(11)	(24)	(4)	11	NM	(50)%	(89)	(28)	69%
Retail Banking
Net Credit Losses	94	62	61	73	65	(11)%	(31)%	319	261	(18)%
Credit Reserve Build / (Release)	26	3	(21)	—	12	NM	(54)%	(32)	(6)	81%
Citi-Branded Cards
Net Credit Losses	90	98	99	95	98	3%	9%	402	390	(3)%
Credit Reserve Build / (Release)	(4)	(14)	(3)	(4)	(1)	75%	75%	(57)	(22)	61%

Institutional Clients Group (ICG)
Net Credit Losses	96	211	141	45	119	NM	24%	214	516	NM
Credit Reserve Build / (Release)	465	108	(26)	(93)	(53)	43%	NM	654	(64)	NM

Total Citicorp Provision for Loan Losses	$1,922	$1,774	$1,512	$1,739	$1,746	—	(9)%	$6,227	$6,771	9%

(1)         Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						4Q16 Increase/		Full	Full	FY 2016 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2015 Increase/
	2015	2016	2016	2016	2016	3Q16	4Q15	2015	2016	(Decrease)
Citi Holdings
Net Credit Losses (1)	$261	$143	$102	$129	$59	(54)%	(77)%	$1,336	$433	(68)%
Credit Reserve Build / (Release)	73	(31)	(224)	(122)	(78)	36%	NM	(455)	(455)	—

Total Citi Holdings Provision for Loan Losses	$334	$112	$(122)	$7	$(19)	NM	NM	$881	$(22)	NM

Total Citicorp Provision for Loan Losses (from prior page)	$1,922	$1,774	$1,512	$1,739	$1,746	—	(9)%	$6,227	$6,771	9%

Total Citigroup Provision for Loan Losses	$2,256	$1,886	$1,390	$1,746	$1,727	(1)%	(23)%	$7,108	$6,749	(5)%

(1)         See footnote 1 on page 19.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$818	$1,331	$1,280	$1,057	$984	(7)%	20%
EMEA	347	469	762	857	904	5%	NM
Latin America	303	410	267	380	379	—	25%
Asia	128	117	151	121	154	27%	20%
Total	$1,596	$2,327	$2,460	$2,415	$2,421	—	52%

Consumer Non-Accrual Loans By Region (2) (3) (4)
North America	$2,515	$2,519	$2,520	$2,429	$2,160	(11)%	(14)%
Latin America	874	817	884	841	711	(15)%	(19)%
Asia (5)	269	265	301	282	287	2%	7%
Total	$3,658	$3,601	$3,705	$3,552	$3,158	(11)%	(14)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$32	$29	$13	$12	$14	17%	(56)%
Global Consumer Banking	34	41	38	41	34	(17)%	—
Citi Holdings	139	131	121	104	100	(4)%	(28)%
Corporate/Other	4	4	3	4	38	NM	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (6)	$209	$205	$175	$161	$186	16%	(11)%

OREO By Region:
North America	$166	$159	$151	$132	$161	22%	(3)%
EMEA	1	1	—	1	—	(100)%	(100)%
Latin America	38	35	19	18	18	—	(53)%
Asia	4	10	5	10	7	(30)%	75%
Total	$209	$205	$175	$161	$186	16%	(11)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$1,596	$2,327	$2,460	$2,415	$2,421	—	52%
Consumer Non-Accrual Loans	3,658	3,601	3,705	3,552	3,158	(11)%	(14)%
Non-Accrual Loans (NAL)	5,254	5,928	6,165	5,967	5,579	(7)%	6%
OREO	209	205	175	161	186	16%	(11)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$5,463	$6,133	$6,340	$6,128	$5,765	(6)%	6%

NAL as a % of Total Loans	0.85%	0.96%	0.97%	0.93%	0.89%
NAA as a % of Total Assets	0.32%	0.34%	0.35%	0.34%	0.32%

Allowance for Loan Losses as a % of NAL	240%	214%	200%	208%	216%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         The fourth quarter of 2016 reflects the transfers of non accrual loans to HFS resulting from the agreements to sell the Brazil and Argentina consumer banking businesses.

(3)         Excludes SOP 03-3 purchased distressed loans.

(4)         The fourth quarter of 2015 decline includes the impact related to the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).

(5)         Asia GCB includes balances for certain EMEA countries for all periods presented.

(6)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(7)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$804	$1,317	$1,266	$1,043	$973	(7)%	21%
EMEA	309	432	726	821	870	6%	NM
Latin America	302	409	267	380	379	—	25%
Asia	128	117	151	121	154	27%	20%
Total	$1,543	$2,275	$2,410	$2,365	$2,376	—	54%

Consumer Non-Accrual Loans By Region (3)
North America	$456	$516	$671	$651	$557	(14)%	22%
Latin America	740	673	729	689	645	(6)%	(13)%
Asia (5)	252	254	291	272	280	3%	11%
Total	$1,448	$1,443	$1,691	$1,612	$1,482	(8)%	2%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$32	$29	$13	$12	$14	17%	(56)%
Global Consumer Banking	34	41	38	41	34	(17)%	—
Corporate/Other	4	4	3	4	38	NM	NM

TOTAL OTHER REAL ESTATE OWNED (OREO) (6)	$70	$74	$54	$57	$86	51%	23%

OREO By Region:
North America	$31	$31	$31	$29	$62	NM	100%
EMEA	1	1	—	1	—	(100)%	(100)%
Latin America	34	32	18	17	17	—	(50)%
Asia	4	10	5	10	7	(30)%	75%
Total	$70	$74	$54	$57	$86	51%	23%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$1,543	$2,275	$2,410	$2,365	$2,376	—	54%
Consumer Non-Accrual Loans	1,448	1,443	1,691	1,612	1,482	(8)%	2%
Non-Accrual Loans (NAL)	2,991	3,718	4,101	3,977	3,858	(3)%	29%
OREO	70	74	54	57	86	51%	23%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$3,061	$3,792	$4,155	$4,034	$3,944	(2)%	29%

NAA as a % of Total Assets	0.19%	0.22%	0.24%	0.23%	0.23%

Allowance for Loan Losses as a % of NAL	345%	284%	254%	270%	278%

See footnotes (1) - (7) on page 33.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						4Q16 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2015	2016	2016	2016	2016	3Q16	4Q15

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$14	$14	$14	$14	$11	(21)%	(21)%
EMEA	38	37	36	36	34	(6)%	(11)%
Latin America	1	1	—	—	—	—	(100)%
Asia	—	—	—	—	—	—	—
Total	$53	$52	$50	$50	$45	(10)%	(15)%

Consumer Non-Accrual Loans By Region (2) (3) (4)
North America	$2,059	$2,003	$1,849	$1,778	$1,603	(10)%	(22)%
Latin America	134	144	155	152	66	(57)%	(51)%
Asia (5)	17	11	10	10	7	(30)%	(59)%
Total	$2,210	$2,158	$2,014	$1,940	$1,676	(14)%	(24)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (6):
North America	$135	$128	$120	$103	$99	(4)%	(27)%
EMEA	—	—	—	—	—	—	—
Latin America	4	3	1	1	1	—	(75)%
Asia	—	—	—	—	—	—	—
Total	$139	$131	$121	$104	$100	(4)%	(28)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$53	$52	$50	$50	$45	(10)%	(15)%
Consumer Non-Accrual Loans	2,210	2,158	2,014	1,940	1,676	(14)%	(24)%
Non-Accrual Loans (NAL)	2,263	2,210	2,064	1,990	1,721	(14)%	(24)%
OREO	139	131	121	104	100	(4)%	(28)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$2,402	$2,341	$2,185	$2,094	$1,821	(13)%	(24)%

NAA as a % of Total Assets	2.97%	3.21%	3.31%	3.43%	3.37%

Allowance for Loan Losses as a % of NAL	101%	98%	91%	86%	78%

See footnotes (1) - (7) on page 33.

Reclassified to conform to the current period’s presentation.

CITIGROUP REGULATORY CAPITAL RATIOS, TANGIBLE COMMON EQUITY AND TANGIBLE BOOK VALUE PER SHARE (In millions of dollars, except per share amounts and ratios)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2015	2016	2016	2016	2016(1)
Common Equity Tier 1 Capital Ratio and Components

Citigroup Common Stockholders’ Equity(2)	$205,286	$209,947	$212,819	$212,506	$206,051
Add: Qualifying noncontrolling interests	145	143	134	140	129
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(617)	(300)	(149)	(232)	(560)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	441	562	574	335	(61)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	21,980	21,935	21,854	21,763	20,880
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,586	3,332	5,358	5,177	4,910
Defined benefit pension plan net assets	794	870	964	891	857
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	23,659	23,414	22,942	22,503	21,174
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	8,723	7,254	6,876	7,077	9,452
Common Equity Tier 1 Capital (CET1)	$146,865	$153,023	$154,534	$155,132	$149,528
Risk-Weighted Assets (RWA)	$1,216,277	$1,239,575	$1,232,856	$1,228,283	$1,192,096
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.07%	12.34%	12.53%	12.63%	12.5%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)	$146,865	$153,023	$154,534	$155,132	$149,528
Additional Tier 1 Capital (AT1)(7)	17,171	18,119	19,493	19,628	19,837
Total Tier 1 Capital (T1C) (CET1 + AT1)	$164,036	$171,142	$174,027	$174,760	$169,365
Total Leverage Exposure (TLE)	$2,317,849	$2,300,427	$2,326,929	$2,360,520	$2,345,442
Supplementary Leverage Ratio (T1C/TLE)	7.08%	7.44%	7.48%	7.40%	7.2%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$205,139	$209,769	$212,635	$212,322	$205,867
Less:
Goodwill	22,349	22,575	22,496	22,539	21,659
Intangible assets (other than MSRs)	3,721	3,493	5,521	5,358	5,114
Goodwill and intangible assets (other than MSRs) related to assets held-for-sale	68	30	30	30	72
Tangible Common Equity (TCE)	$179,001	$183,671	$184,588	$184,395	$179,022
Common Shares Outstanding (CSO)	2,953.3	2,934.9	2,905.4	2,849.7	2,772.4
Tangible Book Value Per Share (TCE/CSO)	$60.61	$62.58	$63.53	$64.71	$64.57

(1)	Preliminary.
(2)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(3)

Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)

The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. For all periods presented, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.